UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04719

                    The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                      Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2014

TETON WESTWOOD FUNDS

(Unaudited)

	Class AAA Shares							Class A Shares
	Average Annual Returns – September 30, 2014 (a)							Average Annual Returns – September 30, 2014 (a)(b)(d)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	2.23%	14.28%	11.03%	11.82%	1.44%	1.44%	None	(2.12)%	13.07%	10.32%	11.34%	1.69%	1.69%	4.00%
SmallCap Equity	3.48	12.69	8.91	7.17	1.63	1.50	None	(0.83)	11.51	8.22	6.78	1.88	1.75	4.00
Mid-Cap Equity Fund	10.15	—	—	11.36	3.88	1.50	None	5.57	—	—	7.77	4.13	1.75	4.00
Income	15.46	12.55	6.79	7.94	2.57	2.00	None	10.54	11.35	6.09	7.47	2.82	2.25	4.00
Equity	15.28	12.91	7.85	10.17	1.60	1.60	None	10.43	11.72	7.14	9.78	1.85	1.85	4.00
Balanced	9.85	9.03	6.49	8.65	1.28	1.28	None	5.17	7.88	5.79	8.20	1.53	1.53	4.00
Intermediate Bond	0.54	2.23	3.17	4.94	1.36	1.00	None	(3.53)	1.30	2.63	4.69	1.46	1.10	4.00

	Class C Shares							Class I Shares
	Average Annual Returns – September 30, 2014 (a)(c)(d)							Average Annual Returns – September 30, 2014 (a)(d)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	0.41%	13.43%	10.21%	11.16%	2.19%	2.19%	1.00%	2.43%	14.56%	11.21%	11.94%	1.19%	1.19%	None
SmallCap Equity	1.77	11.86	7.90	6.54	2.38	2.25	1.00	3.78	12.98	9.10	7.28	1.38	1.25	None
Mid-Cap Equity	8.41	—	—	10.57	4.63	2.25	1.00	10.50	—	—	11.64	3.63	1.25	None
Income	13.57	11.70	5.99	7.41	3.32	2.75	1.00	15.77	12.81	6.97	8.04	2.32	1.75	None
Equity	13.51	12.08	7.05	9.70	2.35	2.35	1.00	15.38	13.16	8.02	10.23	1.35	1.35	None
Balanced	8.04	8.23	5.70	8.11	2.03	2.03	1.00	10.04	9.32	6.67	8.73	1.03	1.03	None
Intermediate Bond	(1.16)	1.45	2.40	4.50	2.11	1.75	1.00	0.88	2.49	3.34	5.01	1.11	0.75	None

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Income, and Intermediate Bond Funds (and for the Mighty Mites Fund through September 30, 2005), TETON Advisors, Inc., (the “Adviser”) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2015 and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, impose a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares, except for the Mid-Cap Equity Fund. The performance for the Class I Shares of the Mid-Cap Equity Fund is based on the Fund’s inception date for this Share class. The performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	11/26/01	01/11/08
Mid-Cap Equity	05/31/13	05/31/13	05/31/13	05/31/13
Income	09/30/97	05/09/01	11/26/01	01/11/08
Equity	01/02/87	01/28/94	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	10/22/01	01/11/08

The TETON Westwood Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty Mites Fund

For the year ended September 30, 2014, the TETON Westwood Mighty Mites Fund net asset value (“NAV”) per Class AAA Share appreciated 2.2% versus gains of 3.9% for the Russell 2000 and 2.8% for the Russell Microcap Indices. See next page for additional performance information.

The Fund invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of purchase. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their private market value (PMV). In many cases, they look for a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

The first calendar quarter saw equity markets continue in a slow growth pattern. Tensions across the globe continued to build, with the U.S. and the European Union imposing sanctions on Russia. The greater geopolitical risk, along with slowing growth in China, indicated possible headwinds for the market.

During the quarter ended June 30, the performance of the equity markets continued to reflect the improving economic landscape in the U.S. Despite geopolitical concerns over civil war in Iraq, Russian posturing in Eastern Europe, and the rise of ISIS, the market continued its upward trajectory. The labor market continued to gain momentum, with an accelerating pace of job gains and a downtrend in the unemployment rate.

Despite a period of global uncertainty, the U.S. economy continued to grow in the third quarter. Small and microcap stocks have lagged the S&P 500 Index through September. Although small caps have been correcting since March, much of the slide has occurred in the third quarter. Also, economic data this year has been very uneven, with Gross Domestic Product contracting 2.9% in the March quarter followed by second quarter growth at a very strong 4.6%, the fastest rate of growth since the fourth quarter of 2011.

Deal activity was strong, with 19 announced transactions during the Fund’s fiscal year. Some notable deals during the fiscal year include: Costa Inc. was purchased by Essilor International for $21.50 in cash; Coastal Contacts Inc. was acquired by Essilor International for $12.45 in cash; LIN Media was acquired by Media General Inc. for $27.82 in cash and stock; Owens & Minor acquired Medical Action Industries Inc. for $13.80 in cash; Journal Communications Inc. (0.9% of net assets as of September 30, 2014) is being acquired by The E.W. Scripps Co. (0.2%) in an all stock deal. Private equity firm, Court Square Capital Partners, is buying Pike Corp. (0.2%) for $12.00 in cash. Skilled Healthcare Group, Inc. (less than 0.05%) is merging with Genesis Healthcare in an all stock deal. Multimedia Games Holding Co. Inc. (0.3%) is being acquired by Global Cash Access Holdings for $36.50 in cash.

Among the better performing stocks for the fiscal year were The Greenbrier Companies Inc. (0.2%), a transportation manufacturing corporation, specializing in rail transportation and leasing/management services; InfuSystems Holdings Inc. (0.2%), a provider of infusion pumps and related services; and Lawson Products Inc. (0.4%), a distributor of products and services to the industrial, commercial, institutional, and governmental maintenance, repair and operations marketplace. Some of our weaker performing stocks during the year were Coldwater Creek (sold), a specialty retailer of women’s apparel; Sevcon Inc. (0.3%), a producer and distributor in the electronic controls business; and the Dolan Co. (sold), a provider of professional services and business information to the legal, financial, and real estate sectors in the U.S.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2014 (a) (Unaudited)

	1 Year	5 Year	10 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	2.23%	14.28%	11.03%	11.82%
Russell MicrocapTM Index	2.78	13.60	6.36	N/A(b)
Russell 2000 Index	3.93	14.29	8.19	6.63
Lipper Small Cap Value Fund Average	6.71	13.65	8.20	8.16(c)

In the current prospectus dated January 28, 2014, the expense ratio for Class AAA Shares is 1.44%. See page 42 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. TETON Advisors, Inc., the Adviser, reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index is an unmanaged indicator which measures the performance of the microcap segment of the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The inception date of the Russell Microcap™ Index is June 30, 2000.
(c)	Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty Mites Fund (Class AAA).

SmallCap Equity Fund (Unaudited)

For the year ended September 30, 2014, the TETON Westwood SmallCap Equity Fund net asset value (“NAV”) per Class AAA Share appreciated 3.5% compared with a gain of 3.9% for the Russell 2000 Index. See below for additional performance information.

The last calendar quarter of 2013 saw equity price/earnings (P/E) multiples expand along with strong market gains. At its December meeting, the Federal Reserve announced that it would reduce the monthly pace of bond purchases by $10 billion per month.

The U.S. economic recovery gathered momentum in the first quarter of 2014, as evidenced by robust consumer spending and an improving job picture: nonfarm payrolls rose a seasonally adjusted 192,000 in March and figures for the prior two months were revised upward by a combined 37,000 with the unemployment rate holding steady at 6.7%. Moreover, the economy witnessed the early stages of a wave in merger and acquisition activity among smaller capitalization companies being acquired by both financial and strategic buyers.

Though the market was up significantly in the second quarter of 2014, the small cap index experienced an early stumble. The small cap pullback, attributable to concerns over a slowing economy, afforded the opportunity to refresh the portfolio through pruning and capital redeployment. Following the correction in the first quarter of 2014, nearly 40% of small caps were down 10% or more, causing the P/E premium of small caps vs. large caps to narrow to 1.16x from 1.35x in September 2013.

The quarter ended September 30 saw increasing geopolitical instability in the Middle East and Ukraine, decelerating growth in China, and fears of a less accommodative monetary policy by the Federal Reserve. Markets have historically corrected in anticipation of tightening credit and higher interest rates. Some positive domestic trends included strong new home sales, retail sales up 5% from the same month a year ago, and an improving job market and manufacturing activity.

Among the better performing stocks for the fiscal year were: Trinity Industries Inc. (1.7% of net assets as of September 30, 2014), a provider of products and services to the energy, transportation, chemical, and construction sectors in the U.S., Canada, Mexico, United Kingdom, Singapore, and Sweden; Patterson-UTI Energy Inc. (1.9%), a provider of onshore contract drilling services to major and independent oil and natural gas operators in the U.S. and Canada; and Hanesbrands Inc. (0.9%), a consumer goods company that designs, manufactures, sources, and sells basic apparels primarily in the U.S. Our weaker performing stocks during the year were Energy XXI Bermuda Ltd. (0.6%), which engages in the acquisition, exploration, development, production, and operation of oil and natural gas properties; General Cable Corp., a company offering fiber optic wire and cable products for the energy, industrial, construction, specialty, and communications markets worldwide which was sold prior to the fiscal year end; and Approach Resources Inc. (0.8%), an independent energy company engaged in the acquisition, development, exploration, and production of oil and gas properties in the U.S.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2014 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (4/15/97)
SmallCap Equity Fund Class AAA	3.48%	12.69%	8.91%	7.17%
Russell 2000 Index	3.93	14.29	8.19	8.36

In the current prospectus dated January 28, 2014, the gross expense ratio for Class AAA Shares is 1.63%, and the net expense ratio is 1.50%, after contractual reimbursements by TETON Advisors, Inc. (the “Adviser”) in place through January 31, 2015. See page 43 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the year ended September 30, 2014, the TETON Westwood Mid-Cap Equity Fund’s net asset value (“NAV”) per Class AAA Share appreciated 10.2% compared with 15.8% for the Russell Midcap Index. See next page for additional performance information.

The Fund invests primarily in mid-cap companies that the portfolio managers believe are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within a range of $1 billion to $20 billion. The portfolio managers seek to identify companies with attractive products or services, financial strength, strong competitive positions, high quality management, and reasonable valuation. As bottom up, fundamental, research driven investors, they seek to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

The fourth quarter of 2013, the opening of the Fund’s fiscal year, capped an exceptional year for the U.S. equity market fueled by accommodative monetary policy and solid improvement in the economy. Mid-cap stocks appreciated 8.4% in the fourth quarter ending the year at an all time high for the Russell Midcap Index.

The financial markets were very erratic during the first three months of the calendar year as investors focused on weaker macroeconomic statistics in the U.S. and the reversal of the Federal Reserve’s stimulative monetary policy. The Russell Midcap Index swooned more than 5.0% before ending the quarter up 3.5%. Economic activity suddenly reversed course, slowing markedly from the upward momentum seen at year end. Mid-cap stocks outperformed both large and small cap stocks during the first quarter. Growth stocks underperformed throughout the quarter, but were particularly hard hit in March when the market favored lower quality, value companies.

In the second calendar quarter, economic statistics from manufacturing to employment displayed gradual improvement, reaching levels similar to or better than those reported at the end of 2013. Equity markets celebrated the recovery by resuming their ascent, reaching record levels at mid year with mid-cap stocks up 5.0% for the quarter and 8.7% year to date as measured by the Russell Midcap Index. Mid-cap companies continued to outperform both large and small cap.

The U.S. equity markets’ performance during the third calendar quarter was closely aligned with the direction of U.S. economic growth, but turned a blind eye to weakening economies and geopolitical unrest in regions outside our borders. After a second quarter rebound in GDP to 4.6%, U.S. economic activity continued to advance through August with both manufacturing and service sectors matching or exceeding post recession highs as measured by the Institute for Supply Management. The economy appeared to be on solid footing. However, the economic recovery proved somewhat temperamental. The robust growth seen in spring and summer partly reflected some catchup after a weather worn winter, as most macroeconomic statistics from manufacturing to auto sales softened in September while consumer confidence took a hit.

Two conflicting trends remained consistent throughout the third quarter. Labor market statistics remained strong, while the housing market continued to languish. Despite the Federal Reserve’s reversal of easy monetary policy, and much to everyone’s surprise, interest rates in general continued to decline with the 10 year Treasury note ending the quarter at a low 2.5%. Outside of the U.S., political conflicts escalated in the Middle East and Ukraine, while the Ebola outbreak in West Africa intensified. The Chinese economy continued to weaken and the Eurozone slipped closer to recession. The quarter ended with the recovery intact, but concerns were building about its pace going forward.

Among the better performing stocks from for the year were Illumina Inc. (1.3% of net assets as of September 30, 2014), a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function; Synaptics Inc. (1.8%), a developer and supplier of custom designed human interface solutions that enable people to interact with a range of mobile computing, communications, entertainment, and other electronic devices; and Vertex Pharmaceuticals Inc. (2.4%), a company dedicated to discovering, developing, manufacturing, and commercializing small molecule drugs for the treatment of serious diseases. Some of our weaker performing holdings were Ariad Pharmaceuticals (sold), a global oncology company focused on the discovery, development, and commercialization of medicines for cancer patients; Covisint Corp. (0.4%), an American information technology company established in 2000 by a consortium of General Motors, Ford, and DaimlerChrysler; and Noble Corp. plc (0.6%), an offshore drilling contractor for the oil and gas industry.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2014 (a) (Unaudited)

	1 Year	Since Inception (5/31/13)
Mid-Cap Equity Fund Class AAA	10.15%	11.36%
Russell Midcap Index	15.83	15.88(b)

In the current prospectus dated January 28, 2014, the gross expense ratio for Class AAA Shares is 3.88%, and net expense ratio is 1.50% after contractual reimbursements by TETON Advisors, Inc. (the “Adviser”) in place through January 31, 2015. See page 44 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the mid-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Russell Midcap Index since inception performance is from May 30, 2013.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP EQUITY FUND

CLASS AAA AND THE RUSSELL MIDCAP INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund (Unaudited)

For the year ended September 30, 2014, the TETON Westwood Income Fund net asset value (“NAV”) per Class AAA Share appreciated 15.5% compared with gains of 19.7% and 16.1% for the Standard & Poor’s (“S&P”) 500 Index and the Lipper Equity Income Fund Average, respectively. See next page for additional performance information.

The Fund invests in companies to participate in the growth of their earnings and cash flow. We look for companies that we believe will continue to return cash flow to shareholders through reinvestment in their business resulting in greater cash flow and earnings, and higher share price valuation. The Fund looks to build a steady component of not only current return from dividend yields, but also rising dividend payout.

Investors ended 2013 on an optimistic note, sending the equity markets higher to a strong finish. In the fourth quarter of 2013, the U.S. equity markets gained over 10% to top off a 30% year, the best annual return since 1997. All ten industry sectors of the S&P 500 had positive returns in the quarter.

In the Fund’s second fiscal quarter, the ten industry sectors which comprise the stocks of the S&P 500 had more widely divergent returns than we have seen over the past year. As the underlying strength of the economy began to be questioned in the quarter, the strongest performing sectors were those considered defensive, or not dependent on economic growth. The utility sector had the highest total return, just under 10%, and the healthcare sector was also strong with a return of 5.9%. The weakest two sectors were those that would be most affected by a lack of strength and spending: consumer discretionary and industrials, with returns of 0.5% and 0.1%, respectively.

In the Fund’s third quarter, all ten industry sectors had positive returns, for the second quarter in a row. The energy sector posted the highest total return, of 12.1%, followed by the utilities and technology sectors. Through the third fiscal quarter the utilities sector has gained a tremendously strong 18.4%, followed by year to date gains in the energy sector of 12.8% and healthcare of 10.6%. The weakest sector in the third quarter was the consumer discretionary sector, which gained 0.6%, reflecting the growing realization the economy would post a much weaker first half than had been thought at the end of the first quarter.

The fourth quarter saw a return of volatility to financial markets, starting with a decline in July, as macroeconomic factors, including conflict in Ukraine and the Middle East, a slowdown in emerging markets growth, and Argentinian debt default on the last day of the month all weighed on the market. Markets rebounded sharply in August, as mostly positive second quarter earnings reports were coupled with dovish comments from Federal Reserve Chair Janet Yellen, who at the annual Federal Reserve meeting in Jackson Hole reiterated, “that it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after our current asset purchase program ends.”

Toward the end of August, however, markets began factoring in the possibility of a recession in Europe, a worse than expected emerging markets slowdown, the negative impact of foreign currencies on overseas earnings (especially in the Eurozone), concerns about the impact of communicable diseases on travel and leisure industries, and continued conflict around the globe, whether in Ukraine, Iraq, Syria, or elsewhere.

Among the better performing stocks for the fiscal year were Intel Corp. (3.2% of net assets as of September 30, 2014), a leader in semiconductor chip and computer hardware producers; Apple Inc. (4.9%), an American multinational that designs, develops, and sells consumer electronics, computer software, online services, and PC’s; and Gilead Sciences Inc. (1.2%), a biotechnology company that discovers, develops, and commercializes therapeutics. Some of our weaker performing stocks during the year were Noble Corp. plc (0.4%), (formerly the Noble Drilling Company) a leading offshore drilling contractor; Barrick Gold Corp (0.9%), the largest gold mining company in the world with operations in over ten countries; and Newmont Mining Corp. (0.8%), one of the world’s largest producers of gold, with active mines in Nevada, Indonesia, Australia, New Zealand, Ghana, and Peru.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (9/30/97)
Income Fund Class AAA	15.46%	12.55%	6.79%	7.94%
S&P 500 Index	19.73	15.70	8.11	6.34
Lipper Equity Income Fund Average	16.10	14.02	7.44	6.07

In the current prospectus dated January 28, 2014, the gross expense ratio for Class AAA Shares is 2.57%. The net expense ratio is 2.00% after contractual reimbursements by TETON Advisors, Inc. (the “Adviser”) in place through January 31, 2015. See page 45 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INCOME FUND CLASS AAA,

THE S&P 500 INDEX, AND THE LIPPER EQUITY INCOME FUND AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The Teton Westwood Equity Fund underperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2014, the Equity Fund Class AAA shares posted a return of 15.3%, net of expenses, versus the S&P 500 Index return of 19.7%.

During the fiscal year ended September 30, 2014, Technology and Health Care were the best performing index sectors, while Consumer Discretionary and Energy performed the worst but still produced returns greater than 10%. Driving the Fund’s positive performance during the fiscal year was stock selection in Consumer Discretionary, followed by Utilities. The top contributors were Advance Auto Parts Inc. (1.0% of net assets as of September 30, 2014), which rallied after announcing a very accretive acquisition in the fourth quarter of 2013. Union Pacific Corp. (2.2%) was also additive to results as it continued to post strong earnings based on good execution and continued demand for rail transportation, while Wells Fargo & Co. (3.1%) was bid up on optimism over the housing market and a belief that the interest rate environment will favor banks going forward. Health care company Covidien Plc. (sold) rose after competitor Medtronic announced it was acquiring the firm, and technology company Skyworks Solutions Inc. (1.9%) continued its strong performance.

Detracting from the relative performance for the year was stock selection in Health Care, followed by Energy, Consumer Staples, and Technology. Detractors included technology companies Cisco Systems Inc. (sold), which lowered forward guidance as a result of increased competition in its core businesses, and ARRIS Group Inc. (1.9% of net assets as of September 30, 2014), after management made cautious comments about the effect on sales from consolidation in the cable/telecom provider industry. Financial services company CIT Group Inc. (1.7%) fell after reporting worse than expected net interest margins, while both consumer discretionary companies Viacom Inc (1.8%) and AMC Networks Inc. (1.7%) have experienced at points during the period weaker than expected advertising rates and a relative decline in sentiment for media companies following very strong performance in 2013.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (1/2/87)
Equity Fund Class AAA	15.28%	12.91%	7.85%	10.17%
S&P 500 Index	19.73	15.70	8.11	10.33(b)

In the current prospectus dated January 28, 2014, the expense ratio for Class AAA Shares is 1.60%. See page 46 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index since inception performance are as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For twelve months ended September 30, 2014, the Teton Westwood Balanced Fund Class AAA Shares posted a return of 9.9%, net of expenses, versus the Barclays Government/Credit Bond Index return of 4.1%. The Fund’s return was less than a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Barclays Capital Government/Credit Bond Index which returned 13.5%. See next page for additional information.

The Fund is designed to provide exposure to equities while reducing overall risk through investment in investment grade fixed income securities. The bond portion typically invests in high quality notes with lower interest rate sensitivity and generally a shorter maturity than the typical bond index, with the objective of dampening the volatility of equity holdings. Unlike the prior fiscal year, this lower interest rate sensitivity detracted over the last twelve months from relative performance of the bond portion of the Fund versus the Barclays Capital Government/Credit Bond Index.

For the twelve months ended September 30, 2014, the Treasury yield curve twisted more markedly than during the quarter end September: within the Barclays Capital Government/Credit Bond Index, bonds longer than 10 years returned 12.9% while bonds 1-10 years in maturity returned 2.2%. The spread narrowing trend for Corporates, resulted in Corporates outperforming U.S. Governments 6.8% to 2.3%. In general, fixed income investors were better compensated over the fiscal year for taking interest rate risk over credit risk. Within the Corporate sector, the 8.4% return of Baa-rated credits more than tripled the performance of Aaa-rated credits. The Utility sector led Corporates with an 8.6% return. Treasury Inflation-Indexed securities earned 1.6%.

Factors driving the performance of the Fund relative to the Barclays Capital Government/Credit Bond Index were: (1) underweighting U.S. Treasurys – particularly long maturity bonds – while overweighting the (lowest performing) U.S. Agency sector, and (2) favoring in the Industrial and Financial Services sectors’ maturities less than 10 years relative to stronger performing long maturity credits. Considerable overweight positions in these two corporate sectors were beneficial, however.

The top five contributors to fiscal year Fund performance were four Corporates and one U.S. Agency: Intel Corp. 3.3% due 01-Oct-2021 (1.2% of net assets as of September 30, 2014), Occidental Petroleum Corp. 2.7% (0.9%) due 15-Feb-2023, JPMorgan Chase & Co 6.3% due 23-Apr-2019 (1.0%), Freddie Mac note 3.75% due 27-Mar-2019 (1.9%), and Burlington Northern Santa Fe LLC 5.65% due 01-May-2017 (1.3%).

Detracting the performance the most were three Treasury Inflation-Index Protected Securities: 1.375% due 15-Jan-2020 (1.4%), 2.125% due 15-Jan-2019 (1.3%), and 2.5% due 15-Jul-2016 (1.8%); and two corporate notes: Costco Wholesale Corporation 1.7% due 15-Dec-2019 (0.9%) and The Goldman Sachs Group Inc. 3.85% due 08-Jul-2024 (0.7%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	9.85%	9.03%	6.49%	8.65%
Barclays Government/Credit Bond Index	4.08	4.27	4.59	6.21(c)
S&P 500 Index	19.73	15.70	8.11	9.53(c)
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index (b)	13.47	11.13	6.70	8.20

In the current prospectus dated January 28, 2014, the expense ratio for Class AAA Shares is 1.28%. See page 47 for the expense ratios for the year September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. TETON Advisors, LLC, the Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Government/Credit Bond Index.
(c)	S&P 500 Index and Barclays Government/Credit Bond Index since inception performance are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the year ended September 30, 2014, the TETON Westwood Intermediate Bond Fund net asset value (“NAV”) per Class AAA Share increased 0.5% compared with the Barclays Government/Credit Bond Index which was up 4.1%. See next page for additional performance information.

Volatility for fixed income prices increased in the fourth calendar quarter of 2013 – the opening quarter of the Fund’s fiscal year – after the Federal Reserve announced plans on December 18 to reduce the quantitative easing purchases of Treasury and mortgage securities.

Fixed income continued to appreciate during a choppy first calendar quarter of 2014. Treasuries and Investment Grade corporates benefited from the “flight-to-quality” buying associated with geopolitical and military tension in Ukraine, several pieces of underwhelming U.S. economic data, and an emerging market sell-off in January. The Federal Reserve announced plans to wind down Quantitative Easing purchases by the end of the year.

The second calendar quarter of 2014 saw fixed income investments continue to appreciate as the 10 year Treasury yield rallied from 2.72% to finish the quarter at 2.53%, while other Treasury yields declined for maturities of 5 years and longer. During the third calendar quarter of 2014, the U.S. Treasury yield curve slightly twisted, as short/intermediate yields rose and longer bond yields declined, resulting in a rally for longer versus shorter maturities. The 10 year Treasury yield moved from 2.56% to 2.49%. The rally in long Treasurys reflected expectations for a delay in Fed interest rate hikes, based on inflation and labor readings below the Federal Reserve’s targets. U.S. Treasurys also benefited from historically low sovereign bond yields in Europe.

Credit spreads (the excess yield of a corporate bond above the comparable maturity Treasury) widened during the third quarter. The rise in risk premia was driven by concern over valuations and additional supply coming to market, particularly in September. This quarter’s credit spread widening interrupted the consistent spread narrowing trend which had been in place since 2012. Corresponding to the yield curve twist and corporate spread widening: Treasurys outperformed Corporates 0.34% to -0.08% and 10+ year bonds outperformed 1-10 year maturities 1.04% to -0.03%. Within investment grade corporates: Utilities led with a gain of 0.45%, while industrials lagged with a return of -0.16% and stronger credit quality outperformed lower credit quality –AAA credits returned 0.25% versus -0.20% for BBB credits.

The top five contributors to the Fund’s annual performance all were Corporates: Intel Corp. 3.3% due 01-Oct-2021 (1.7% of net assets as of September 30, 2014), Arrow Electronics Inc. 6.0% due 01-Apr-2020 (1.1%), Oracle Corp. 3.625% due 15-Jul-2023 (1.9%), Teva Pharmaceutical Finance 3.65% due 10-Nov-2021 (1.6%), and Murphy Oil Corp. 2.5% due 01-Dec-2017 (1.9%). Detracting the most to performance were Costco Wholesale Corp. 1.7% due 15-Dec-2019 (1.8%), and the following four Treasury Inflation-Index Protected Securities: 1.375% due 15-Jul-2018 (1.7%), 1.375% due 15-Jan-2020 (1.7%), 2.125% due 15-Jan-2019 (1.6%), and 2.5% due 15-Jul-2016 (1.6%).

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	0.54%	2.23%	3.17%	4.94%
Barclays Government/Credit Bond Index	4.08	4.27	4.59	6.21(b)

In the current prospectus dated January 28, 2014, the gross expense ratio for AAA Shares is 1.36%. The net expense ratio is 1.00%, after contractual reimbursements by TETON Advisors Inc. (the “Adviser”) in place through January 31, 2015. See page 48 for the expense ratios for the year ended September 30, 2014. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morningstar® Ratings Based on Risk Adjusted Returns as of September 30, 2014 (Unaudited)

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating
FUND	Morningstar Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

TETON Westwood Mighty Mites AAA	Small Blend	««««	616	«««	616	««««	563	«««««	351
TETON Westwood Mighty Mites A	Small Blend	««««	616	««	616	«««	563	«««««	351
TETON Westwood Mighty Mites C	Small Blend	««««	616	««	616	«««	563	«««««	351
TETON Westwood Mighty Mites I	Small Blend	««««	616	«««	616	««««	563	«««««	351

TETON Westwood SmallCap Equity AAA	Small Blend	««	616	««	616	««	563	«««	351
TETON Westwood SmallCap Equity A	Small Blend	«	616	«	616	«	563	««	351
TETON Westwood SmallCap Equity C	Small Blend	«	616	«	616	«	563	««	351
TETON Westwood SmallCap Equity I	Small Blend	««	616	««	616	¶¶	563	¶¶¶	351

TETON Westwood Mid-Cap Equity AAA	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity A	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity C	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity I	Mid-Cap Growth	—	—	—	—	—	—	—	—

TETON Westwood Income AAA	Large Value	«««	1092	««	1092	«««	966	«««	635
TETON Westwood Income A	Large Value	««	1092	«	1092	««	966	«««	635
TETON Westwood Income C	Large Value	««	1092	«	1092	««	966	«««	635
TETON Westwood Income I	Large Value	«««	1092	««	1092	«««	966	«««	635

TETON Westwood Equity AAA	Large Value	«««	1092	«««	1092	««	966	««««	635
TETON Westwood Equity A	Large Value	«««	1092	««	1092	««	966	«««	635
TETON Westwood Equity C	Large Value	«««	1092	««	1092	««	966	«««	635
TETON Westwood Equity I	Large Value	««	1092	«««	1092	««	966	««««	635

TETON Westwood Balanced AAA	Moderate Allocation	««««	737	«««	737	«««	652	««««	430
TETON Westwood Balanced A	Moderate Allocation	«««	737	««	737	««	652	«««	430
TETON Westwood Balanced C	Moderate Allocation	«««	737	«««	737	««	652	«««	430
TETON Westwood Balanced I	Moderate Allocation	«««	737	«««	737	«««	652	««««	430

TETON Westwood Intermediate Bond AAA	Intermediate Term Bond	«	929	«	929	«	808	«	574
TETON Westwood Intermediate Bond A	Intermediate Term Bond	«	929	«	929	«	808	«	574
TETON Westwood Intermediate Bond C	Intermediate Term Bond	«	929	«	929	«	808	«	574
TETON Westwood Intermediate Bond I	Intermediate Term Bond	«	929	«	929	«	808	¶¶	574

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five, and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, C, or I Shares. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2014 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Teton Advisors, Inc. is the investment manager for all TETON Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of a fund carefully before investing. Each Fund’s prospectuses contain this and other information about the Funds and are available by calling 800-WESTWOOD, online at www.tetonadv.com, or from your financial adviser. The prospectuses should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580. Call 800-WESTWOOD for a prospectus.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2014 through September 30, 2014

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2014.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2014 through September 30, 2014

Expense Table

Actual Fund Return					Hypothetical 5% Return
Beginning Account Value 04/01/14		Ending Account Value 09/30/14	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/14	Ending Account Value 09/30/14	Annualized Expense Ratio	Expenses Paid During Period*
TETON Westwood Mighty Mites Fund
Class AAA	$1,000.00	$937.70	1.44%	$6.99	$1,000.00	$1,017.85	1.44%	$7.28
Class A	$1,000.00	$936.20	1.69%	$8.20	$1,000.00	$1,016.60	1.69%	$8.54
Class C	$1,000.00	$933.80	2.19%	$10.62	$1,000.00	$1,014.09	2.19%	$11.06
Class I	$1,000.00	$938.70	1.18%	$5.73	$1,000.00	$1,019.15	1.18%	$5.97

TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$944.80	1.50%	$7.31	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$944.00	1.75%	$8.53	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$941.20	2.25%	$10.95	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$946.00	1.25%	$6.10	$1,000.00	$1,018.80	1.25%	$6.33

TETON Westwood Mid-Cap Equity Fund
Class AAA	$1,000.00	$1,014.10	1.50%	$7.57	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$1,013.20	1.75%	$8.83	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,009.70	2.25%	$11.34	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,014.90	1.25%	$6.31	$1,000.00	$1,018.80	1.25%	$6.33

TETON Westwood Income Fund
Class AAA	$1,000.00	$1,064.90	2.00%	$10.35	$1,000.00	$1,015.04	2.00%	$10.10
Class A	$1,000.00	$1,062.80	2.25%	$11.64	$1,000.00	$1,013.79	2.25%	$11.36
Class C	$1,000.00	$1,061.00	2.75%	$14.21	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$1,066.10	1.75%	$9.06	$1,000.00	$1,016.29	1.75%	$8.85

TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,034.90	1.58%	$8.06	$1,000.00	$1,017.15	1.58%	$7.99
Class A	$1,000.00	$1,032.60	1.83%	$9.32	$1,000.00	$1,015.89	1.83%	$9.25
Class C	$1,000.00	$1,030.50	2.33%	$11.86	$1,000.00	$1,013.39	2.33%	$11.76
Class I	$1,000.00	$1,035.70	1.33%	$6.79	$1,000.00	$1,018.40	1.33%	$6.73

TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,023.00	1.26%	$6.39	$1,000.00	$1,018.75	1.26%	$6.38
Class A	$1,000.00	$1,021.50	1.51%	$7.65	$1,000.00	$1,017.50	1.51%	$7.64
Class C	$1,000.00	$1,019.60	2.01%	$10.18	$1,000.00	$1,014.99	2.01%	$10.15
Class I	$1,000.00	$1,024.30	1.01%	$5.13	$1,000.00	$1,020.00	1.01%	$5.11

TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$1,002.80	1.00%	$5.02	$1,000.00	$1,020.05	1.00%	$5.06
Class A	$1,000.00	$1,002.30	1.10%	$5.52	$1,000.00	$1,019.55	1.10%	$5.57
Class C	$1,000.00	$998.90	1.75%	$8.77	$1,000.00	$1,016.29	1.75%	$8.85
Class I	$1,000.00	$1,005.00	0.75%	$3.77	$1,000.00	$1,021.31	0.75%	$3.80

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2014:

TETON Westwood Mighty Mites Fund

U.S. Government Obligations	26.4%
Health Care	7.4%
Diversified Industrial	7.4%
Equipment and Supplies	5.6%
Automotive: Parts and Accessories	4.8%
Financial Services	4.7%
Food and Beverage	3.7%
Business Services	3.4%
Computer Software and Services	3.1%
Electronics	2.8%
Aviation: Parts and Services	2.5%
Broadcasting	2.4%
Specialty Chemicals	2.4%
Restaurants	2.3%
Retail	2.1%
Hotels and Gaming	2.1%
Telecommunications	1.8%
Machinery	1.8%
Consumer Products	1.5%
Real Estate	1.3%
Metals and Mining	1.3%
Publishing	1.1%
Entertainment	0.8%

Building and Construction	0.7%
Energy and Utilities: Natural Gas	0.7%
Energy and Utilities: Services	0.7%
Consumer Services	0.6%
Energy and Utilities: Water	0.6%
Manufactured Housing and Recreational Vehicles	0.5%
Energy and Utilities: Oil	0.4%
Semiconductors	0.4%
Airlines	0.4%
Agriculture	0.4%
Energy and Utilities: Integrated	0.4%
Automotive	0.4%
Paper and Forest Products	0.3%
Environmental Control	0.2%
Educational Services	0.2%
Communications Equipment	0.2%
Transportation	0.2%
Aerospace and Defense	0.1%
Energy and Utilities: Alternative Energy	0.1%
Closed-End Business Development Company	0.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood SmallCap Equity Fund

Financial Services	19.0%
Computer Software and Services	8.1%
Business Services	7.9%
Energy and Utilities	7.9%
Semiconductors	7.6%
Health Care	7.1%
Diversified Industrial	6.1%
Retail	5.9%
Electronics	5.3%
Building and Construction	4.3%
Aerospace	3.6%
Equipment and Supplies	3.2%

Telecommunications	3.1%
Machinery	2.8%
U.S. Government Obligations	2.6%
Specialty Chemicals	1.4%
Metals and Mining	1.0%
Consumer Products	1.0%
Entertainment	1.0%
Computer Hardware	1.0%
Publishing	0.2%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

TETON Westwood Mid-Cap Equity Fund

Financials	18.3%
Industrials	16.7%
Health Care	16.4%
Consumer Discretionary	14.0%
Information Technology	12.0%
Energy	7.7%

U.S. Government Obligations	7.0%
Consumer Staples	4.0%
Materials	2.9%
Utilities	2.4%
Other Assets and Liabilities (Net)	(1.4)%

100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Income Fund

Financial Services	18.2%
Health Care	14.5%
Energy and Utilities: Oil	8.3%
Retail	6.8%
Computer Hardware	4.9%
Diversified Industrial	4.3%
Metals and Mining	3.6%
Energy and Utilities: Services	3.4%
Electronics	3.2%
Energy and Utilities: Water	3.1%
Specialty Chemicals	2.8%
Automotive	2.7%
Paper and Forest Products	2.6%
Cable and Satellite	2.5%
Food and Beverage	2.3%

Energy and Utilities: Natural Gas	2.1%
Communications Equipment	2.1%
Machinery	2.1%
Telecommunications	1.9%
Real Estate Investment Trusts	1.3%
Pharmaceuticals	1.2%
Consumer Staples	1.2%
Environmental Services	1.1%
Services	1.0%
Computer Software and Services	0.7%
Agriculture	0.6%
Energy and Utilities: Integrated	0.5%
Other Assets and Liabilities (Net)	1.0%

100.0%

TETON Westwood Equity Fund

Banking	14.5%
Health Care	10.2%
Financial Services	6.9%
Food and Beverage	6.5%
Retail	6.3%
Aerospace	6.3%
Energy: Oil	5.8%
Telecommunications	5.1%
Entertainment	4.8%
Communications Equipment	3.8%
Cable and Satellite	3.7%
Business Services	3.5%
Diversified Industrial	3.1%
Transportation	2.2%

Mutual Funds	2.2%
Computer Hardware	2.1%
Computer Software and Services	2.0%
Consumer Products	2.0%
Energy: Integrated	1.9%
Semiconductors	1.9%
Electronics	1.8%
Energy and Energy Services	1.8%
Consumer Services	1.0%
Energy: Natural Gas	0.8%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

TETON Westwood Balanced Fund

Banking	13.6%
Energy: Oil	7.4%
U.S. Government Obligations	6.8%
Health Care	6.4%
Financial Services	5.8%
Mutual Funds	5.1%
Federal National Mortgage Association	4.8%
Federal Home Loan Mortgage Corp.	4.6%
Food and Beverage	4.4%
Retail	3.9%
Aerospace	3.7%
Telecommunications	3.1%
Entertainment	3.0%
Consumer Products	2.9%
Electronics	2.9%
Transportation	2.9%

Diversified Industrial	2.8%
Communications Equipment	2.3%
Cable and Satellite	2.2%
Computer Hardware	2.0%
Energy: Integrated	1.5%
Semiconductors	1.4%
Computer Software and Services	1.2%
Energy and Energy Services	1.2%
Equipment and Supplies	1.2%
Business Services	1.1%
Real Estate Investment Trusts	0.8%
Consumer Services	0.8%
Energy: Natural Gas	0.7%
Other Assets and Liabilities (Net)	(0.5)%

100.0%

TETON Westwood Intermediate Bond Fund

Corporate Bonds	43.2%
U.S. Government Agency Obligations	32.0%
U.S. Government Obligations	17.6%

Mutual Funds	8.2%
Other Assets and Liabilities (Net)	(1.0)%

100.0%

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 73.5%
	Aerospace and Defense — 0.1%
170,794	Innovative Solutions & Support Inc.†	$749,930	$890,691
37,500	Kratos Defense & Security Solutions Inc.†	247,124	246,000

		997,054	1,136,691

	Agriculture — 0.4%
225	J.G. Boswell Co.	144,675	240,187
186,836	Limoneira Co.	4,085,154	4,426,145

		4,229,829	4,666,332

	Airlines — 0.4%
125,000	American Airlines Group Inc.	57,608	4,435,000
225,000	American Airlines Group Inc., Escrow†	3,288	337,500

		60,896	4,772,500

	Automotive — 0.4%
27,200	Lithia Motors Inc., Cl. A	517,533	2,058,768
66,500	Sonic Automotive Inc., Cl. A	849,600	1,629,915
70,000	Wabash National Corp.†	132,194	932,400

		1,499,327	4,621,083

	Automotive: Parts and Accessories — 4.7%
6,000	China Automotive Systems Inc.	34,007	55,080
105,000	Dana Holding Corp.	624,230	2,012,850
273,081	Federal-Mogul Holdings Corp.†	2,970,836	4,060,714
27,800	Gentherm Inc.†	404,618	1,173,994
196,600	Modine Manufacturing Co.†	1,907,098	2,333,642
31,000	Motorcar Parts of America Inc.†	407,454	843,510
60,000	Puradyn Filter Technologies Inc.†	13,098	13,794
60,000	Shiloh Industries Inc.†	811,170	1,020,600
182,200	Standard Motor Products Inc.	1,773,700	6,273,146
197,000	Strattec Security Corp.(a)	4,552,098	16,025,950
597,000	Superior Industries International Inc.	10,793,277	10,465,410
37,000	Tenneco Inc.†	115,032	1,935,470
1,030,070	The Pep Boys - Manny, Moe & Jack†	11,534,718	9,177,924
104,565	Tower International Inc.†	1,697,806	2,633,992
134,231	West Marine Inc.†	1,576,523	1,208,079

		39,215,665	59,234,155

	Aviation: Parts and Services — 2.5%
13,500	Astronics Corp.†	127,472	643,680
11,090	Astronics Corp., Cl. B†	100,709	526,794
120,485	Ducommun Inc.†	2,034,710	3,302,494
1,218,900	GenCorp Inc.†	5,625,828	19,465,833
197,201	Kaman Corp.	5,007,415	7,749,999

		12,896,134	31,688,800

	Broadcasting — 2.4%
614,200	ACME Communications Inc.	21,436	26,103
582,793	Beasley Broadcast Group Inc., Cl. A(a)	3,140,886	3,123,770
131,400	Crown Media Holdings Inc., Cl. A†	308,815	420,480
36,000	Cumulus Media Inc., Cl. A†	166,178	145,080
88,700	Entercom Communications Corp., Cl. A†	196,753	712,261
407,500	Gray Television Inc.†	362,094	3,211,100
53,032	Gray Television Inc., Cl. A†	279,898	335,162
153,366	LIN Media LLC, Cl. A†	2,259,081	3,404,725
1,105,029	Media General Inc.†	5,663,506	14,486,930

Shares		Cost	Market Value
564,710	Salem Communications Corp., Cl. A	$3,017,174	$4,297,443
33,000	Sinclair Broadcast Group Inc., Cl. A	53,667	860,970

		15,469,488	31,024,024

	Building and Construction — 0.7%
253,163	Builders FirstSource Inc.†	1,899,778	1,379,738
850,065	Huttig Building Products Inc.†	953,284	3,145,240
107,074	MYR Group Inc.†	2,422,367	2,578,342
500	Nortek Inc.†	20,053	37,250
75,360	The Monarch Cement Co.	1,915,213	2,192,976

		7,210,695	9,333,546

	Business Services — 3.4%
237,808	ACCO Brands Corp.†	1,640,532	1,640,875
194,679	Ascent Capital Group Inc., Cl. A†	5,834,739	11,719,676
19,000	Cenveo Inc.†	63,979	46,930
193	Du-Art Film Labs Inc.†	33,105	30,880
692,272	Edgewater Technology Inc.†(a)	2,188,004	4,755,909
50,000	Fortegra Financial Corp.†	394,500	494,500
101,271	GP Strategies Corp.†	928,058	2,908,503
23,300	ICF International Inc.†	558,939	717,407
491,477	Internap Network Services Corp.†	3,199,991	3,391,191
32,029	KAR Auction Services Inc.	443,660	916,990
3,000	Landauer Inc.	107,267	99,030
1,500	Liquidity Services Inc.†	7,977	20,625
16,500	Macquarie Infrastructure Co. LLC	269,338	1,100,550
10,608	Matthews International Corp., Cl. A	466,646	465,585
23,000	McGrath RentCorp.	616,374	786,600
482,016	ModusLink Global Solutions Inc.†	1,923,836	1,720,797
30,000	Pendrell Corp.†	48,782	40,200
188,172	PFSweb Inc.†	835,090	2,047,311
401,375	PRGX Global Inc.†	2,535,374	2,352,058
302,900	Pure Technologies Ltd.	1,403,331	2,185,305
167,655	Safeguard Scientifics Inc.†	3,304,759	3,084,852
84,000	Stamps.com Inc.†	853,414	2,667,840
10,032	Trans-Lux Corp.†	98,964	77,748

		27,756,659	43,271,362

	Closed-End Business Development Company — 0.0%
45,000	MVC Capital Inc.	499,586	484,200

	Communications Equipment — 0.2%
149,537	Communications Systems Inc.	1,642,215	1,668,833
166,100	Extreme Networks Inc.†	672,216	795,619
134,600	Sycamore Networks Inc.	37,521	46,841
30,000	ViewCast.com Inc.†	14,100	123

		2,366,052	2,511,416

	Computer Software and Services — 3.1%
40,000	Avid Technology Inc.†	405,070	404,000
187,284	Blucora Inc.†	3,253,467	2,854,208
331,400	Callidus Software Inc.†	1,847,278	3,983,428
68,487	Carbonite Inc.†	717,393	701,307
16,000	Cinedigm Corp., Cl. A†	27,077	24,800
165,652	Computer Task Group Inc.	2,042,779	1,838,737
28,100	Constant Contact Inc.†	392,805	762,634
76,000	CyrusOne Inc.	1,447,240	1,827,040
40,000	Daegis Inc.†	49,529	32,800
22,000	Datawatch Corp.†	540,645	225,500
110,419	Digital River Inc.†	1,939,990	1,603,284
509,311	Dot Hill Systems Corp.†	1,712,799	1,925,196
184,650	EarthLink Holdings Corp.	727,661	631,503
115,000	Emulex Corp.†	782,680	568,100
760,343	FalconStor Software Inc.†	2,478,062	874,394

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
503,161	Furmanite Corp.†	$3,188,805	$3,401,368
1,410	Gemalto NV	8,172	129,437
889,238	Global Sources Ltd.†	6,442,627	5,966,787
25,000	GSE Systems Inc.†	136,805	39,000
636,450	Guidance Software Inc.†	5,280,999	4,283,308
144,117	iGO Inc.†	484,026	461,174
458,356	Lionbridge Technologies Inc.†	1,640,566	2,062,602
29,500	Mercury Systems Inc.†	166,227	324,795
67,500	Mitek Systems Inc.†	199,734	162,675
20,000	Move Inc.†	418,644	419,200
5,802	MTS Systems Corp.	265,634	396,045
12,000	Qualstar Corp.†	17,642	14,520
188,932	Qumu Corp.†	2,298,499	2,456,116
356,200	Speed Commerce Inc.†	1,034,145	979,550
3,800	Tyler Technologies Inc.†	39,378	335,920

		39,986,378	39,689,428

	Consumer Products — 1.5%
155,070	Bassett Furniture Industries Inc.	2,268,715	2,118,256
143,000	Blyth Inc.	1,835,023	1,161,160
2,000	Brunswick Corp.	30,085	84,280
55,687	Callaway Golf Co.	383,296	403,174
10,000	Elizabeth Arden Inc.†	153,306	167,400
3,500	Johnson Outdoors Inc., Cl. A	29,026	90,650
11,400	Lakeland Industries Inc.†	109,829	79,230
1,262,342	Marine Products Corp.	8,496,293	9,959,878
13,000	MarineMax Inc.†	63,807	219,050
200	National Presto Industries Inc.	5,745	12,142
91,931	Nautilus Inc.†	688,912	1,100,414
129,300	Oil-Dri Corp. of America	2,299,864	3,370,851
5,700	PC Group Inc.†	3,465	125
10,400	Syratech Corp.†	2,600	31
286,636	The Wet Seal Inc., Cl. A†	943,823	150,627
119,200	ValueVision Media Inc., Cl. A†	546,447	611,496

		17,860,236	19,528,764

	Consumer Services — 0.6%
508,804	1-800-FLOWERS.COM Inc., Cl. A†	1,494,779	3,658,301
41,000	Bowlin Travel Centers Inc.†	50,022	57,810
800	Collectors Universe Inc.	396	17,600
60,025	Liberty Tax Inc.†	1,064,639	1,938,807
372,891	Martha Stewart Living Omnimedia Inc., Cl. A†	1,593,749	1,342,408
72,905	XO Group Inc.†	708,786	817,265

		4,912,371	7,832,191

	Diversified Industrial — 7.2%
20,000	A.M. Castle & Co.†	219,152	170,800
70,292	AEP Industries Inc.†	3,310,548	2,661,958
9,292	American Railcar Industries Inc.	147,177	686,865
313,899	Ampco-Pittsburgh Corp.	7,182,783	6,277,980
189,342	Burnham Holdings Inc., Cl. A(a)	2,835,864	3,483,893
121,122	Chase Corp.	1,699,081	3,769,317
115,800	Columbus McKinnon Corp.	1,904,076	2,546,442
265,292	FormFactor Inc.†	1,607,344	1,902,144
33,000	Graham Corp.	534,517	948,750
371,703	Griffon Corp.	4,021,425	4,233,697
9,927	Handy & Harman Ltd.†	254,270	260,683
25,000	Haulotte Group SA	134,090	389,969
22,300	Haynes International Inc.	1,098,402	1,025,577
5,000	Impreglon SE	95,694	90,340
312,698	Insignia Systems Inc.†	907,605	959,983
93,749	John Bean Technologies Corp.	2,748,399	2,637,159
265,792	Katy Industries Inc.†	286,409	374,767

Shares		Cost	Market Value

33,380	L.B. Foster Co., Cl. A	$1,225,035	$1,533,477
246,099	Lawson Products Inc.†	3,380,364	5,485,547
176,449	Lydall Inc.†	1,696,229	4,765,887
75,255	Magnetek Inc.†	1,376,963	2,354,729
11,800	MSA Safety Inc.	367,269	582,920
480,356	Myers Industries Inc.	5,956,756	8,473,480
97,158	NAPCO Security Technologies Inc.†	537,572	456,643
147,000	Park-Ohio Holdings Corp.	2,664,259	7,035,420
67,571	Raven Industries Inc.	1,955,578	1,648,732
66,666	Rubicon Ltd.†	37,762	18,996
17,900	RWC Inc.†	296,129	223,840
465,564	Sevcon Inc.†(a)	2,608,573	3,794,347
28,000	Standex International Corp.	928,588	2,075,920
480,226	Steel Partners Holdings LP†	7,605,431	7,976,554
196,956	Tredegar Corp.	3,810,005	3,625,960
269,134	Twin Disc Inc.	5,902,060	7,255,853
108,381	Vishay Precision Group Inc.†	1,778,303	1,619,212

		71,113,712	91,347,841

	Educational Services — 0.2%
187,587	Corinthian Colleges Inc.†	188,970	20,728
290,336	Universal Technical Institute Inc.	5,039,895	2,714,642

		5,228,865	2,735,370

	Electronics — 2.8%
33,000	Alliance Semiconductor Corp.†	66,300	26,400
14,000	Badger Meter Inc.	477,554	706,300
132,347	Bel Fuse Inc., Cl. A(a)	2,503,628	3,119,419
55,000	BTU International Inc.†	219,541	178,750
342,500	CTS Corp.	2,816,345	5,442,325
52,000	Daktronics Inc.	527,159	639,080
151,867	Dialight plc	1,836,479	2,218,241
49,789	Electro Scientific Industries Inc.	507,868	338,067
34,000	IMAX Corp.†	143,748	933,640
20,000	Iteris Inc.†	32,200	35,000
105,000	Kopin Corp.†	365,260	357,000
43,500	Mesa Laboratories Inc.	1,122,942	2,513,430
38,800	Methode Electronics Inc.	213,618	1,430,556
329,633	MOCON Inc.(a)	4,695,211	4,921,421
52,100	MoSys Inc.†	150,654	126,082
64,800	Newport Corp.†	419,585	1,148,256
51,200	Park Electrochemical Corp.	946,862	1,205,760
70,000	Pericom Semiconductor Corp.†	699,279	681,800
10,000	Pulse Electronics Corp.†	50,853	13,500
82,074	Rofin-Sinar Technologies Inc.†	1,923,230	1,892,626
78,000	Schmitt Industries Inc.†	210,348	250,380
6,776	Sparton Corp.†	77,815	167,028
272,020	Stoneridge Inc.†	1,408,646	3,065,665
157,000	Ultra Clean Holdings†	478,219	1,405,150
109,198	Ultralife Corp.†	437,808	353,802
99,500	Ultratech Inc.†	1,819,137	2,263,625

		24,150,289	35,433,303

	Energy and Utilities: Alternative Energy — 0.1%
34,200	JA Solar Holdings Co. Ltd., ADR†	300,114	316,350
234,400	Real Goods Solar Inc., Cl. A†	889,176	403,168

		1,189,290	719,518

	Energy and Utilities: Integrated — 0.4%
134,475	Broadwind Energy Inc.†	767,979	1,007,218
159,500	Headwaters Inc.†	656,007	2,000,130
44,000	MGE Energy Inc.	1,025,270	1,639,440

		2,449,256	4,646,788

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas — 0.7%
71,554	Abraxas Petroleum Corp.†	$291,491	$377,805
220,000	Alvopetro Energy Ltd.†	225,907	127,684
5,700	American DG Energy Inc.†	10,614	6,555
45,750	Chesapeake Utilities Corp.	852,042	1,905,945
90,570	Corning Natural Gas Holding Co.	1,015,904	1,947,255
103,000	Delta Natural Gas Co. Inc.	1,564,014	2,036,310
17,200	Gas Natural Inc.	172,240	203,132
95,800	Gastar Exploration Inc.†	406,048	562,346
15,000	Piedmont Natural Gas Co. Inc.	530,578	502,950
41,400	RGC Resources Inc.	517,196	823,860
16,000	U.S. Energy Corp.†	58,970	51,040
10,928	Whitecap Resources Inc.	92,690	156,414

		5,737,694	8,701,296

	Energy and Utilities: Oil — 0.4%
194,844	Callon Petroleum Co.†	1,328,335	1,716,576
24,334	Halcon Resources Corp.†	137,638	96,363
10,900	Mitcham Industries Inc.†	173,694	120,445
61,900	Tesco Corp.	531,686	1,228,715
197,600	Triangle Petroleum Corp.†	1,473,400	2,175,576

		3,644,753	5,337,675

	Energy and Utilities: Services — 0.7%
28,000	Archer Ltd.†	94,653	39,310
30,000	Bolt Technology Corp.	658,069	658,200
8,352	Dawson Geophysical Co.	147,079	151,839
25,300	Flotek Industries Inc.†	279,150	659,571
16,671	Gulf Island Fabrication Inc.	441,878	286,741
173,287	Layne Christensen Co.†	2,618,653	1,682,617
226,316	Pike Corp.†	2,351,481	2,690,897
92,500	RPC Inc.	218,733	2,031,300
7,100	Subsea 7 SA, ADR	25,056	100,962
11,000	TGC Industries Inc.†	76,188	42,350

		6,910,940	8,343,787

	Energy and Utilities: Water — 0.6%
22,726	Artesian Resources Corp., Cl. A	449,265	457,702
44,174	Cadiz Inc.†	515,735	458,968
24,800	California Water Service Group	478,223	556,512
4,000	Connecticut Water Service Inc.	135,142	130,000
65,000	Consolidated Water Co. Ltd.	703,929	759,200
80,000	Energy Recovery Inc.†	361,031	283,200
30,433	Middlesex Water Co.	587,770	596,487
10,000	Mueller Water Products Inc., Cl. A	88,100	82,800
111,304	SJW Corp.	2,672,607	2,990,738
44,537	The York Water Co.	726,093	890,740

		6,717,895	7,206,347

	Entertainment — 0.8%
91,887	Canterbury Park Holding Corp.†	968,812	938,166
604,556	Dover Motorsports Inc.	1,481,554	1,396,524
724,641	Entravision Communications Corp., Cl. A	1,815,656	2,869,578
12,000	RealD Inc.†	134,824	112,440
20,000	Rentrak Corp.†	975,859	1,218,800
50,009	RLJ Entertainment Inc.†	249,678	193,535
268,804	World Wrestling Entertainment Inc., Cl. A	3,017,056	3,701,431

		8,643,439	10,430,474

	Environmental Control — 0.2%
7,500	BioteQ Environmental Technologies Inc.†	12,419	301

Shares		Cost	Market Value
471,606	Casella Waste Systems Inc., Cl. A†	$2,240,525	$1,815,683
15,718	Ceco Environmental Corp.	225,420	210,621
107,700	Hudson Technologies Inc.†	387,751	356,487
48,859	Nuverra Environmental Solutions Inc.†	1,124,325	720,670

		3,990,440	3,103,762

	Equipment and Supplies — 5.6%
20,000	AZZ Inc.	716,820	835,400
10,000	Blount International Inc.†	131,820	151,300
353,000	Capstone Turbine Corp.†	423,087	377,710
144,100	CIRCOR International Inc.	4,735,618	9,702,253
356,890	Core Molding Technologies Inc.†	1,749,373	5,060,700
704,009	Federal Signal Corp.	4,911,250	9,321,079
300,000	GrafTech International Ltd.†	1,594,084	1,374,000
510,000	Interpump Group SpA	3,677,985	6,399,720
430,033	Kimball International Inc., Cl. B	6,594,786	6,471,997
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	243,264
20,103	Powell Industries Inc.	750,311	821,409
270,600	SL Industries Inc.†(a)	2,902,278	13,210,692
91,059	The Eastern Co.	1,437,146	1,455,123
106,000	The Gorman-Rupp Co.	2,340,035	3,184,240
41,800	The Greenbrier Companies Inc.	866,098	3,067,284
318,700	The L.S. Starrett Co., Cl. A(a)	3,739,325	4,410,808
109,933	Titan Machinery Inc.†	1,834,250	1,428,030
139,000	TransAct Technologies Inc.	626,680	936,860
257,591	Vicor Corp.†	1,727,228	2,421,355

		40,866,291	70,873,224

	Financial Services — 4.7%
49,400	Anchor Bancorp.†	508,737	1,003,808
20,000	Atlantic American Corp.	75,277	79,600
60,500	BBCN Bancorp Inc.	615,050	882,695
13,000	Berkshire Bancorp Inc.	187,482	110,110
3,900	Berkshire Hills Bancorp Inc.	78,058	91,611
500	BKF Capital Group Inc.†	555	707
75	Burke & Herbert Bank and Trust Co.	95,726	165,000
4	Capital Financial Holdings Inc.†	35,200	7,950
6,791	Capitol Federal Financial Inc.	75,244	80,270
18,200	Citizens & Northern Corp.	357,816	345,800
102,339	CoBiz Financial Inc.	1,159,544	1,144,150
28,800	Crazy Woman Creek Bancorp Inc.†	497,983	318,960
22,100	Dime Community Bancshares Inc.	368,196	318,240
540	Farmers & Merchants Bank of Long Beach	2,650,790	3,221,100
11,218	Fidelity Southern Corp.	67,779	153,687
32,000	First Internet Bancorp	661,348	515,840
547,600	Flushing Financial Corp.	8,756,664	10,004,652
10	Guaranty Corp., Cl. A†	137,500	500,000
179,860	Hallmark Financial Services Inc.†	1,565,758	1,854,357
6,600	Hampden Bancorp Inc.	75,984	113,454
16,000	Hancock Holding Co.	200,587	512,800
13,800	Heritage Commerce Corp.	114,043	113,298
39,900	Heritage Financial Group Inc.	414,190	805,581
72,554	Hudson Valley Holding Corp.	1,369,778	1,316,855
22,500	JMP Group Inc.	169,614	141,075
90,843	KKR & Co. LP	265,210	2,025,799
11,200	Meadowbrook Insurance Group Inc.	108,657	65,520
100,000	Medallion Financial Corp.	832,118	1,166,000

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
8,255	New York Community Bancorp Inc.	$104,605	$131,007
4,197	Northrim BanCorp Inc.	91,497	110,927
21,300	OceanFirst Financial Corp.	395,540	338,883
40,000	Oritani Financial Corp.	412,856	563,600
150,000	Pzena Investment Management Inc., Cl. A	1,330,456	1,432,500
1,696	Security National Corp.	142,785	150,096
8,842	SI Financial Group Inc.	101,241	98,942
30,000	Simplicity Bancorp Inc.	300,000	504,000
20,594	Southwest Bancorp Inc.	370,915	337,742
600,000	Sprott Inc.	1,753,102	1,521,496
20,700	State Bank Financial Corp.	357,067	336,168
460,870	Steel Excel Inc.†	13,225,582	15,093,493
12,000	Sterling Bancorp	150,728	153,480
12	Sunwest Bank†	343,901	495,600
307,876	SWS Group Inc.†	1,940,159	2,121,266
16,000	The Ziegler Companies Inc.†	356,491	512,000
60,000	TheStreet Inc.	146,981	134,400
22,500	Tree.com Inc.†	498,800	807,525
55,000	TrustCo Bank Corp NY	253,000	354,200
124,400	United Financial Bancorp Inc.	1,713,218	1,578,636
33,089	Value Line Inc.	326,193	528,431
45,900	Washington Trust Bancorp Inc.	1,029,683	1,514,241
82,200	Waterstone Financial Inc.	876,303	949,410
87,100	Westfield Financial Inc.	746,912	614,926
28,500	Wilshire Bancorp Inc.	246,078	263,055
40,000	WisdomTree Investments Inc.†	162,546	455,200
402,800	Wright Investors’ Service Holdings Inc.†	625,586	700,872
30,000	Xenith Bankshares Inc.†	127,500	192,750

		49,574,613	59,053,765

	Food and Beverage — 3.7%
29,200	Andrew Peller Ltd., Cl. A	366,944	380,660
30,000	Annie’s Inc.†	1,373,429	1,377,000
508,973	Boulder Brands Inc.†	4,567,329	6,937,302
149,814	Calavo Growers Inc.	3,927,953	6,762,604
500,000	Crimson Wine Group Ltd.†	4,546,647	4,585,000
80,000	Diamond Foods Inc.†	1,555,687	2,288,800
90,286	Farmer Brothers Co.†	1,200,733	2,613,780
1,100	Hanover Foods Corp., Cl. A	110,881	131,450
192,794	Inventure Foods Inc.†	1,107,966	2,498,610
1,500	J & J Snack Foods Corp.	21,623	140,340
172,808	Lifeway Foods Inc.†	1,758,103	2,396,847
25,000	MGP Ingredients Inc.	129,112	326,750
7,800	Rock Field Co. Ltd.	125,557	138,042
5,900	Scheid Vineyards Inc., Cl. A†	89,940	199,951
163,000	Snyder’s-Lance Inc.	3,512,561	4,319,500
315,265	SunOpta Inc.†	2,481,094	3,805,249
13,500	The Boston Beer Co. Inc., Cl. A†	402,274	2,993,760
40,000	The Hain Celestial Group Inc.†	827,229	4,094,000
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	709,350
280,000	Vitasoy International Holdings Ltd.	133,057	356,633
23,000	Willamette Valley Vineyards Inc.†	88,087	126,960

		28,719,993	47,182,588

	Health Care — 7.4%
32,960	Accuray Inc.†	244,893	239,290
2,362	AcelRx Pharmaceuticals Inc.†	21,558	12,967
5,000	Achillion Pharmaceuticals Inc.†	19,520	49,900

Shares		Cost	Market Value
13,000	Alere Inc.†	$350,377	$504,140
36,000	AngioDynamics Inc.†	449,286	493,920
80,000	ArthroCare Corp. Stub†	0	28,000
342,341	Biolase Inc.†	450,242	852,429
72,000	Bio-Reference Laboratories Inc.†	1,539,889	2,020,320
832,519	BioScrip Inc.†	6,155,142	5,752,706
107,000	BioTelemetry Inc.†	539,912	717,970
9,000	Boiron SA	151,225	751,961
561,826	Cantel Medical Corp.	5,807,319	19,315,578
24,000	Cardica Inc.†	68,810	25,680
89,100	Cardiovascular Systems Inc.†	1,317,825	2,105,433
62,500	Cepheid Inc.†	595,116	2,751,875
354,000	Cutera Inc.†	3,129,613	3,575,400
5,144	Cynosure Inc., Cl. A†	121,200	108,024
3,500	DexCom Inc.†	37,449	139,965
161,300	Exactech Inc.†	2,757,802	3,692,157
200,000	Exelixis Inc.†	381,000	306,000
160,000	Gentiva Health Services Inc.†	1,794,183	2,684,800
41,049	Heska Corp.†	395,858	541,436
4,022	ICU Medical Inc.†	208,829	258,132
633,835	InfuSystems Holdings Inc.†	1,649,886	1,990,242
184,617	IntriCon Corp.†	749,012	1,105,856
221,970	Invacare Corp.	4,093,040	2,621,466
37,000	Lexicon Pharmaceuticals Inc.†	65,829	52,170
377,397	Liberator Medical Holdings Inc.	1,354,166	1,181,253
153,850	Medical Action Industries Inc.†	1,073,547	2,120,053
134,000	Meridian Bioscience Inc.	2,768,466	2,370,460
126,750	Neogen Corp.†	522,230	5,006,625
161,407	NeoGenomics Inc.†	473,398	840,930
179,611	Nutraceutical International Corp.†	4,424,687	3,755,666
44,612	Omnicell Inc.†	732,122	1,219,246
50,000	OPKO Health Inc.†	108,408	425,500
38,200	Orthofix International NV†	715,836	1,182,672
105,991	Pain Therapeutics Inc.†	355,444	414,425
76,500	PhotoMedex Inc.†	1,010,755	474,300
2,500	PreMD Inc.†	4,580	0
147,061	Quidel Corp.†	1,709,110	3,951,529
68,000	RTI Surgical Inc.†	352,328	325,040
44,200	Skilled Healthcare Group Inc., Cl. A†	374,381	291,720
213,900	Special Diversified Opportunities Inc.†	207,526	256,680
281,831	SurModics Inc.†	6,070,145	5,118,051
101,249	Syneron Medical Ltd.†	885,583	1,014,515
2,000	Targanta Therapeutics Corp., Escrow†	0	640
137,000	Trinity Biotech plc, ADR	1,389,648	2,502,990
74,700	United-Guardian Inc.	656,817	1,668,051
7,000	Uroplasty Inc.†	23,918	17,500
5,174	Utah Medical Products Inc.	143,347	252,284
133,540	Vascular Solutions Inc.†	1,345,264	3,298,438
300,000	Zealand Pharma A/S†	3,716,971	3,512,314

		63,513,492	93,898,699

	Hotels and Gaming — 2.1%
71,800	Boyd Gaming Corp.†	416,103	729,488
74,340	Churchill Downs Inc.	2,785,502	7,248,150
124,484	Dover Downs Gaming & Entertainment Inc.†	571,591	123,239
95,073	Eldorado Resorts Inc.†	461,612	404,060
17,000	Isle of Capri Casinos Inc.†	137,149	127,500
10,000	Lakes Entertainment Inc.†	86,139	83,300
581,581	Morgans Hotel Group Co.†	4,306,147	4,693,359
120,541	Multimedia Games Holding Co. Inc.†	3,421,036	4,340,681
95,000	Pinnacle Entertainment Inc.†	1,037,735	2,383,550

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
8,900	Ryman Hospitality Properties Inc.	$260,124	$420,970
379,820	The Marcus Corp.	4,810,811	6,001,156

		18,293,949	26,555,453

	Machinery — 1.8%
220,027	Astec Industries Inc.	7,552,335	8,024,385
15,000	Bolzoni SpA	40,097	57,406
6,300	DMG MORI SEIKI AG	40,709	178,123
12,200	DXP Enterprises Inc.†	222,516	898,896
125,000	Gencor Industries Inc.†	1,262,183	1,235,000
137,000	Global Power Equipment Group Inc.	3,140,530	2,041,300
6,000	Hardinge Inc.	54,215	65,640
151,009	Key Technology Inc.†	2,537,003	1,978,218
16,064	Lindsay Corp.	1,070,121	1,200,784
50,300	Tennant Co.	1,073,836	3,374,627
44,400	The Middleby Corp.†	464,969	3,912,972

		17,458,514	22,967,351

	Manufactured Housing and Recreational Vehicles — 0.5%
53,400	Cavco Industries Inc.†	2,818,008	3,631,200
122,300	Nobility Homes Inc.†	1,086,565	1,284,150
47,796	Skyline Corp.†	222,012	197,397
61,000	Winnebago Industries Inc.†	626,036	1,327,970

		4,752,621	6,440,717

	Metals and Mining — 1.3%
85,000	5N Plus Inc.†	306,827	223,894
10,000	Alkane Resources Ltd.†	3,333	1,795
2,000	Camino Minerals Corp.†	3,744	62
30,000	Chaparral Gold Corp.†	9,849	14,197
180,800	Materion Corp.	3,872,388	5,545,136
800,000	Osisko Gold Royalties Ltd.†	11,677,924	10,129,024
900,000	Tanami Gold NL†	210,755	14,184

		16,084,820	15,928,292

	Paper and Forest Products — 0.3%
24,098	Keweenaw Land Association Ltd.†	2,043,499	2,650,780
100,000	Wausau Paper Corp.	1,048,080	793,000

		3,091,579	3,443,780

	Publishing — 1.1%
460,000	Il Sole 24 Ore SpA†	789,682	405,833
1,330,034	Journal Communications Inc., Cl. A†	4,355,053	11,212,187
155,000	The E.W. Scripps Co., Cl. A†	672,184	2,528,050

		5,816,919	14,146,070

	Real Estate — 1.3%
134,300	Ambase Corp.†	201,065	179,962
8,000	Bresler & Reiner Inc.†	4,912	6,560
59,400	Capital Properties Inc., Cl. A†	550,951	652,509
100,000	Cohen & Steers Inc.	2,137,829	3,844,000
46,135	DGT Holdings Corp.†	664,322	737,007
147,785	Griffin Land & Nurseries Inc.	4,165,036	4,241,429
9,742	Gyrodyne Special Distribution, LLC†	201,659	201,659
7,300	Holobeam Inc.†	132,985	302,950
359,623	Reading International Inc., Cl. A†	2,269,643	3,020,833
65,856	Reading International Inc., Cl. B†	518,153	592,704
2,508	Royalty LLC	0	1,404
110,000	Tejon Ranch Co.†	3,120,119	3,084,400

		13,966,674	16,865,417

Shares		Cost	Market Value
	Restaurants — 2.3%
24,068	Biglari Holdings Inc.†	$6,735,601	$8,177,344
86,000	Denny’s Corp.†	276,744	604,580
95,803	Famous Dave’s of America Inc.†	1,159,029	2,579,017
218,777	Nathan’s Famous Inc.†	4,919,239	14,809,015
57,000	The Cheesecake Factory Inc.	1,667,900	2,593,500

		14,758,513	28,763,456

	Retail — 2.1%
49,000	Aaron’s Inc.†	949,904	1,191,680
248,789	Big 5 Sporting Goods Corp.	3,525,152	2,331,153
30,000	Destination XL Group Inc.†	169,350	141,600
45,996	Ethan Allen Interiors Inc.	1,107,113	1,048,709
191,200	Ingles Markets Inc., Cl. A	3,204,922	4,529,528
303,800	Krispy Kreme Doughnuts Inc.†	1,903,838	5,213,208
34,000	La-Z-Boy Inc.	775,396	672,860
14,000	Movado Group Inc.	169,833	462,840
35,000	Pier 1 Imports Inc.	421,157	416,150
29,605	Rush Enterprises Inc., Cl. A†	545,615	990,287
103,005	Rush Enterprises Inc., Cl. B†	1,775,041	3,080,880
6,000	SpartanNash Co.	121,934	116,700
3,572	Swisher Hygiene Inc.†	25,559	10,859
539,455	The Bon-Ton Stores Inc.	6,107,254	4,509,844
67,000	The Pantry Inc.†	1,087,901	1,355,410
38,581	Village Super Market Inc., Cl. A	1,040,340	878,875
4,000	Winmark Corp.	284,701	294,000

		23,215,010	27,244,583

	Semiconductors — 0.4%
236,160	Cascade Microtech Inc.†	1,323,037	2,392,301
145,100	Entegris Inc.†	800,846	1,668,650
93,700	IXYS Corp.	991,052	983,850

		3,114,935	5,044,801

	Specialty Chemicals — 2.4%
80,000	Chemtura Corp.†	1,355,439	1,866,400
1,186,000	Ferro Corp.†	5,973,230	17,185,140
267,226	General Chemical Group Inc.†(a)	59,859	5,345
138,012	Hawkins Inc.	4,760,491	4,962,912
4,000	Minerals Technologies Inc.	116,940	246,840
11,000	Navigator Holdings Ltd.†	255,128	306,130
260,000	OMNOVA Solutions Inc.†	633,248	1,396,200
137,600	Penford Corp.†	1,748,065	1,812,192
199,179	Zep Inc.	2,458,980	2,792,490

		17,361,380	30,573,649

	Telecommunications — 1.8%
74,200	Atlantic Tele-Network Inc.	3,030,595	3,999,380
750,005	Cincinnati Bell Inc.†	2,653,901	2,527,517
1,000	Consolidated Communications Holdings Inc.	18,634	25,050
70,400	Enventis Corp.	674,950	1,279,872
20,000	Frequency Electronics Inc.†	225,394	213,400
715,178	HC2 Holdings Inc.†	2,613,959	3,289,819
350	Horizon Telecom Inc., Cl. B†	30,092	3,160
68,000	Ixia†	847,956	621,520
43,000	New ULM Telecom Inc.	421,285	318,200
1,480,000	NII Holdings Inc.†	2,460,954	81,400
4,100	North State Telecommunications Corp., Cl. A	349,343	289,050
542,438	ORBCOMM Inc.†	3,062,423	3,119,019
63,483	PC-Tel Inc.	498,106	481,836
7,788	Preformed Line Products Co.	338,590	410,895

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
250,000	Shenandoah Telecommunications Co.	$2,747,595	$6,202,500

		19,973,777	22,862,618

	Transportation — 0.2%
21,000	Dakota Plains Holdings Inc.†	53,275	50,400
8,200	PHI Inc.†	130,182	345,138
110,308	Providence and Worcester Railroad Co.	1,536,078	1,929,287
1	Trailer Bridge Inc.†	7,995	465

		1,727,530	2,325,290

	TOTAL COMMON STOCKS	657,027,553	931,970,406

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
20,000	Jungheinrich AG	229,855	1,127,278

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	Diversified Industrial — 0.2%
88,937	Sevcon Inc., 4.000%, Ser. A	1,912,146	2,174,510

	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003†	7,625	14,300

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,919,771	2,188,810

	RIGHTS — 0.0%
	Health Care — 0.0%
300,000	Adolor Corp., CPR, expire 07/01/19†	0	156,000
200,000	Clinical Data Inc., CVR, expire 04/14/18†	0	190,000
400,000	Sanofi, CVR, expire 12/31/20†	137,800	186,000
200,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	103,591	106,000

	TOTAL RIGHTS	241,391	638,000

	WARRANTS — 0.0%
	Real Estate — 0.0%
15,170	Tejon Ranch Co., expire 08/31/16†	89,313	31,099

	Transportation — 0.0%
2	Trailer Bridge Inc., Ser. A, expire 04/02/17†	0	0
2	Trailer Bridge Inc., Ser. B, expire 04/02/17†	0	0

		0	0

	TOTAL WARRANTS	89,313	31,099

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$40,860	Capital Properties Inc., 5.000%, 12/31/22	$40,860	$40,281
108,079	Gyrodyne Co. of America Inc., Sub. Deb., 5.000%, 06/30/17	106,090	106,090

	TOTAL CORPORATE BONDS	146,950	146,371

	U.S. GOVERNMENT OBLIGATIONS — 26.4%
334,265,000	U.S. Treasury Bills, 0.000% to 0.076%††, 10/02/14 to 03/26/15	334,225,050	334,246,726

	TOTAL INVESTMENTS — 100.2%	$993,879,883	1,270,348,690

	Other Assets and Liabilities (Net) — (0.2)%		(1,964,610)

	NET ASSETS — 100.0%		$1,268,384,080

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	Aerospace — 3.6%
31,750	AAR Corp.	$480,820	$766,762
17,900	Hexcel Corp.†	398,398	710,630

		879,218	1,477,392

	Building and Construction — 4.3%
14,400	Builders FirstSource Inc.†	77,257	78,480
15,350	Dycom Industries Inc.†	267,533	471,398
6,500	EMCOR Group Inc.	246,816	259,740
5,600	MasTec Inc.†	175,567	171,472
33,600	MYR Group Inc.†	703,264	809,088

		1,470,437	1,790,178

	Business Services — 7.9%
21,950	ABM Industries Inc.	471,552	563,895
23,800	Checkpoint Systems Inc.†	299,777	291,074
15,350	Convergys Corp.	190,932	273,537
19,550	FTI Consulting Inc.†	669,476	683,468
4,600	G & K Services Inc., Cl. A	142,947	254,748
10,750	KAR Auction Services Inc.	168,377	307,772
10,400	McGrath RentCorp	282,193	355,680
30,450	PRGX Global Inc.†	211,969	178,437
14,800	The Brink’s Co.	377,497	355,792

		2,814,720	3,264,403

	Computer Hardware — 1.0%
43,200	QLogic Corp.†	661,647	395,712

	Computer Software and Services — 8.1%
10,600	Bottomline Technologies Inc.†	191,501	292,454
26,500	Callidus Software Inc.†	145,774	318,530
26,100	Constant Contact Inc.†	420,261	708,354
23,500	Covisint Corp.†	155,658	97,525
16,800	Guidance Software Inc.†	159,599	113,064
11,900	Heartland Payment Systems Inc.	243,963	567,868
4,200	Informatica Corp.†	114,797	143,808
10,300	NetScout Systems Inc.†	142,913	471,740
18,700	Progress Software Corp.†	383,084	447,117
5,400	PTC Inc.†	108,099	199,260

		2,065,649	3,359,720

	Consumer Products — 1.0%
9,900	ACCO Brands Corp.†	74,676	68,310
3,300	Hanesbrands Inc.	88,092	354,552

		162,768	422,862

	Diversified Industrial — 6.1%
10,000	Badger Meter Inc.	318,033	504,500
8,250	Barnes Group Inc.	201,245	250,387
24,160	Columbus McKinnon Corp.	402,544	531,278
16,800	Furmanite Corp.†	96,746	113,568
3,738	Griffon Corp.	33,122	42,576
5,400	Itron Inc.†	211,601	212,274
10,150	Kennametal Inc.	404,646	419,297
12,800	Sealed Air Corp.	198,375	446,464

		1,866,312	2,520,344

	Electronics — 5.3%
6,500	Avnet Inc.	205,163	269,750
51,550	Electro Scientific Industries Inc.	728,072	350,024
45,400	Newport Corp.†	607,192	804,488
4,100	Park Electrochemical Corp.	83,261	96,555
14,750	Vishay Intertechnology Inc.	142,803	210,778
10,100	Woodward Inc.	341,268	480,962

		2,107,759	2,212,557

	Energy and Utilities — 7.9%
23,100	Approach Resources Inc.†	599,577	334,950
15,300	C&J Energy Services Inc.†	399,008	467,415
14,200	Comstock Resources Inc.	227,684	264,404
23,500	Energy XXI Bermuda Ltd.	674,019	266,725

Shares		Cost	Market Value
11,750	Matrix Service Co.†	$136,205	$283,410
34,000	Newpark Resources Inc.†	258,058	422,960
24,700	Patterson-UTI Energy Inc.	410,840	803,491
9,300	Rosetta Resources Inc.†	416,056	414,408

		3,121,447	3,257,763

	Entertainment — 1.0%
15,200	RealD Inc.†	189,062	142,424
19,600	World Wrestling Entertainment Inc., Cl. A	220,727	269,892

		409,789	412,316

	Equipment and Supplies — 3.2%
4,100	CIRCOR International Inc.	151,497	276,053
10,700	Crown Holdings Inc.†	403,996	476,364
3,300	Moog Inc., Cl. A†	115,278	225,720
3,850	MSA Safety Inc.	131,639	190,190
10,700	Titan Machinery Inc.†	210,642	138,993

		1,013,052	1,307,320

	Financial Services — 19.0%
5,450	Anchor Bancorp.†	52,001	110,744
9,000	BankUnited Inc.	217,482	274,410
11,750	BBCN Bancorp Inc.	87,734	171,432
12,300	Beneficial Mutual Bancorp Inc.†	136,874	157,194
4,600	Berkshire Hills Bancorp Inc.	106,506	108,054
10,500	Boston Private Financial Holdings Inc.	79,345	130,095
11,850	Brown & Brown Inc.	277,572	380,977
12,300	Cardinal Financial Corp.	139,027	209,961
8,800	CoBiz Financial Inc.	86,858	98,384
9,700	Columbia Banking System Inc.	181,416	240,657
3,900	Financial Institutions Inc.	63,255	87,672
14,300	Flushing Financial Corp.	188,821	261,261
7,050	FNF Group	92,760	195,567
2,349	FNFV Group†	18,993	32,322
12,600	Glacier Bancorp Inc.	181,714	325,836
17,400	Heritage Commerce Corp.	138,074	142,854
3,900	HF Financial Corp.	33,740	52,416
11,784	Hudson Valley Holding Corp.	206,011	213,880
68,250	Investors Bancorp Inc.	575,536	691,372
4,750	National Penn Bancshares Inc.	28,909	46,123
4,750	OceanFirst Financial Corp.	62,176	75,573
14,850	OFG Bancorp	177,646	222,453
2,900	Old National Bancorp	32,711	37,613
7,600	Oritani Financial Corp.	111,304	107,084
8,500	Southwest Bancorp Inc.	138,288	139,400
5,000	Square 1 Financial Inc.†	90,000	96,150
10,200	State Bank Financial Corp.	181,863	165,648
12,309	Sterling Bancorp	97,725	157,432
16,800	Stifel Financial Corp.†	541,820	787,752
14,200	TrustCo Bank Corp NY	65,679	91,448
7,750	Umpqua Holdings Corp.	86,219	127,643
26,200	United Financial Bancorp Inc.	351,289	332,478
33,500	ViewPoint Financial Group Inc.	617,837	801,990
12,700	Washington Federal Inc.	198,354	258,572
8,800	Washington Trust Bancorp Inc.	193,672	290,312
13,100	Waterstone Financial Inc.	140,245	151,305
14,000	Xenith Bankshares Inc.†	57,380	89,950

		6,036,836	7,864,014

	Health Care — 7.1%
9,050	AngioDynamics Inc.†	126,045	124,166
30,300	BioScrip Inc.†	226,417	209,373
2,100	ICU Medical Inc.†	85,762	134,778
8,250	Omnicare Inc.	257,311	513,645
5,350	Omnicell Inc.†	70,208	146,216
23,050	Patterson Companies Inc.	699,918	954,962
5,600	STERIS Corp.	181,854	302,176
1,800	Thoratec Corp.†	53,914	48,114

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
12,600	VCA Inc.†	$213,971	$495,558

		1,915,400	2,928,988

	Machinery — 2.8%
23,900	Briggs & Stratton Corp.	448,322	430,678
15,200	Trinity Industries Inc.	195,428	710,144

		643,750	1,140,822

	Metals and Mining — 1.0%
9,650	Carpenter Technology Corp.	470,131	435,697

	Publishing — 0.2%
1,600	Meredith Corp.	46,356	68,480

	Retail — 5.9%
36,450	American Eagle Outfitters Inc.	492,434	529,254
9,200	Big 5 Sporting Goods Corp.	74,585	86,204
24,850	Ethan Allen Interiors Inc.	492,441	566,580
6,800	Haverty Furniture Companies Inc.	171,647	148,172
10,200	Penske Automotive Group Inc.	229,280	414,018
21,200	Rush Enterprises Inc., Cl. A†	383,586	709,140

		1,843,973	2,453,368

	Semiconductors — 7.6%
4,300	Cabot Microelectronics Corp.†	175,328	178,235
18,400	Cascade Microtech Inc.†	89,393	186,392
9,200	Cypress Semiconductor Corp.	80,914	90,850
42,300	Entegris Inc.†	419,598	486,450
98,600	FormFactor Inc.†	656,583	706,962
45,000	Intersil Corp., Cl. A	369,240	639,450
63,300	ON Semiconductor Corp.†	500,272	565,902
12,400	Ultratech Inc.†	295,407	282,100

		2,586,735	3,136,341

	Specialty Chemicals — 1.4%
11,900	Chemtura Corp.†	313,377	277,627

Shares		Cost	Market Value
5,300	PolyOne Corp.	$60,361	$188,574
8,500	Zep Inc.	149,927	119,170

		523,665	585,371

	Telecommunications — 3.1%
4,650	Atlantic Tele-Network Inc.	163,864	250,635
63,900	Extreme Networks Inc.†	271,062	306,081
23,900	Ixia†	343,236	218,446
27,400	Polycom Inc.†	317,604	336,609
16,100	Procera Networks Inc.†	201,409	154,238

		1,297,175	1,266,009

	TOTAL COMMON STOCKS	31,936,819	40,299,657

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$1,095,000	U.S. Treasury Bills, 0.005% to 0.045%††, 11/20/14 to 12/26/14	1,094,970	1,094,967

	TOTAL INVESTMENTS — 100.1%	$33,031,789	41,394,624

	Other Assets and Liabilities (Net) — (0.1)%		(60,816)

	NET ASSETS — 100.0%		$41,333,808

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 94.4%
	FINANCIALS — 18.3%
	Banks — 4.2%
2,909	BankUnited Inc.	$87,726	$88,695
5,171	Regions Financial Corp.	51,770	51,917
2,271	Zions Bancorporation	66,371	65,995

		205,867	206,607

	Diversified Financials — 4.3%
338	Affiliated Managers Group Inc.†	62,827	67,722
826	Financial Engines Inc.	40,496	28,262
2,204	Invesco Ltd.	77,756	87,014
2,620	WisdomTree Investments Inc.†	31,520	29,816

		212,599	212,814

	Insurance — 3.4%
602	ACE Ltd.	57,847	63,132
2,212	HCC Insurance Holdings Inc.	98,798	106,817

		156,645	169,949

	Real Estate — 6.4%
1,016	American Tower Corp.	84,053	95,128
3,416	CBRE Group Inc., Cl. A†	90,832	101,592
2,038	Corrections Corp. of America	69,625	70,026
1,681	Gaming and Leisure Properties Inc.	65,521	51,943

		310,031	318,689

	TOTAL FINANCIALS	885,142	908,059

	INDUSTRIALS — 16.7%
	Capital Goods — 9.4%
357	Cummins Inc.	48,108	47,117
1,542	Fortune Brands Home & Security Inc.	62,648	63,392
1,528	Hexcel Corp.†	59,922	60,662
950	MSC Industrial Direct Co. Inc., Cl. A	80,928	81,187
2,888	Quanta Services Inc.†	91,204	104,806
3,862	Rexnord Corp.†	94,221	109,874

		437,031	467,038

	Commercial and Professional Services — 6.1%
1,039	Bright Horizons Family Solutions Inc.†	39,569	43,700
505	IHS Inc., Cl. A†	59,052	63,221
2,037	Nielsen NV	83,553	90,300
3,754	Steelcase Inc., Cl. A	60,847	60,777
367	Stericycle Inc.†	41,837	42,778

		284,858	300,776

	Transportation — 1.2%
1,422	Expeditors International of Washington Inc.	58,769	57,705

	TOTAL INDUSTRIALS	780,658	825,519

	HEALTH CARE — 16.4%
	Health Care Equipment and Services — 5.4%
888	Castlight Health Inc., Cl. B†	10,210	11,491
2,542	Catamaran Corp.†	119,315	107,145
1,925	Insulet Corp.†	70,078	70,936
761	Universal Health Services Inc., Cl. B	62,031	79,524

		261,634	269,096

	Pharmaceuticals, Biotechnology, and Life Sciences — 11.0%
670	Alexion Pharmaceuticals Inc.†	91,275	111,099
753	Covance Inc.†	64,878	59,261
4,730	Exact Sciences Corp.†	69,167	91,667
399	Illumina Inc.†	50,187	65,404
994	Incyte Corp. Ltd.†	41,059	48,756
184	Mettler-Toledo International Inc.†	44,250	47,128

Shares		Cost	Market Value
1,056	Vertex Pharmaceuticals Inc.†	$83,428	$118,599

		444,244	541,914

	TOTAL HEALTH CARE	705,878	811,010

	CONSUMER DISCRETIONARY — 14.0%
	Consumer Durables — 1.1%
1,722	Toll Brothers Inc.†	58,854	53,658

	Consumer Services — 2.2%
728	Hyatt Hotels Corp., Cl. A†	37,485	44,059
1,167	Norwegian Cruise Line Holdings Ltd.†	37,926	42,035
349	Royal Caribbean Cruises Ltd.	19,014	23,484

		94,425	109,578

	Media — 5.6%
1,929	Discovery Communications Inc., Cl. C†	72,488	71,913
2,131	Liberty Global plc, Cl. C†	81,942	87,403
429	Liberty Media Corp., Cl. A†	19,570	20,240
858	Liberty Media Corp., Cl. C†	38,142	40,317
853	Omnicom Group Inc.	58,462	58,738

		270,604	278,611

	Retailing — 5.1%
628	Bed Bath & Beyond Inc.†	42,046	41,341
1,615	Ethan Allen Interiors Inc.	40,284	36,822
486	O’Reilly Automotive Inc.†	64,686	73,075
1,365	Urban Outfitters Inc.†	52,220	50,095
1,272	zulily Inc., Cl. A†	46,061	48,196

		245,297	249,529

	TOTAL CONSUMER DISCRETIONARY	669,180	691,376

	INFORMATION TECHNOLOGY — 12.0%
	Software and Services — 10.2%
2,796	Activision Blizzard Inc.	54,088	58,129
1,217	Citrix Systems Inc.†	76,899	86,821
848	Cornerstone OnDemand Inc.†	34,680	29,180
5,210	Covisint Corp.†	46,122	21,621
359	Equinix Inc.†	69,761	76,280
4,799	Fortinet Inc.†	102,630	121,247
596	MercadoLibre Inc.	64,541	64,755
838	Splunk Inc.†	45,309	46,392

		494,030	504,425

	Technology Hardware and Equipment — 1.8%
1,211	Synaptics Inc.†	69,205	88,645

	TOTAL INFORMATION TECHNOLOGY	563,235	593,070

	ENERGY — 7.7%
	Energy — 7.7%
1,032	Antero Resources Corp.†	60,463	56,646
1,052	Cameron International Corp.†	66,502	69,832
1,224	Noble Corp. plc	35,368	27,197
408	Paragon Offshore plc†	4,717	2,509
1,120	Peabody Energy Corp.	18,581	13,866
425	Pioneer Natural Resources Co.	77,093	83,712
808	Range Resources Corp.	64,135	54,790
3,387	Weatherford International plc†	56,746	70,450

	TOTAL ENERGY	383,605	379,002

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES — 4.0%
	Food and Beverage — 4.0%
1,927	Coca-Cola Enterprises Inc.	$82,349	$85,482
611	McCormick & Co. Inc., Non-Voting	42,015	40,876
749	Mead Johnson Nutrition Co.	62,658	72,069

	TOTAL CONSUMER STAPLES	187,022	198,427

	MATERIALS — 2.9%
	Materials — 2.9%
1,269	Cytec Industries Inc.	55,342	60,011
713	Ecolab Inc.	71,062	81,874

	TOTAL MATERIALS	126,404	141,885

	UTILITIES — 2.4%
	Utilities — 2.4%
2,248	ITC Holdings Corp.	74,581	80,096
2,872	The AES Corp.	38,865	40,725

	TOTAL UTILITIES	113,446	120,821

	TOTAL COMMON STOCKS	4,414,570	4,669,169

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 7.0%
$345,000	U.S. Treasury Bills, 0.000% to 0.045%††, 10/30/14 to 03/05/15	$344,969	$344,981

	TOTAL INVESTMENTS — 101.4%	$4,759,539	5,014,150

	Other Assets and Liabilities (Net) — (1.4)%		(69,371)

	NET ASSETS — 100.0%		$4,944,779

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Income Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	Agriculture — 0.6%
1,000	Archer Daniels Midland Co.	$28,410	$51,100

	Automotive — 2.7%
5,000	General Motors Co.	163,215	159,700
2,300	Navistar International Corp.†	67,619	75,693

		230,834	235,393

	Cable and Satellite — 2.5%
1,500	Scripps Networks Interactive Inc., Cl. A	115,203	117,135
700	Time Warner Cable Inc.	93,543	100,443

		208,746	217,578

	Communications Equipment — 2.1%
3,000	Cisco Systems Inc.	73,663	75,510
1,400	QUALCOMM Inc.	100,380	104,678

		174,043	180,188

	Computer Hardware — 4.9%
4,200	Apple Inc.	237,468	423,150

	Computer Software and Services — 0.7%
1,000	eBay Inc.†	51,305	56,630

	Consumer Staples — 1.2%
3,000	Mondelēz International Inc., Cl. A	63,120	102,795

	Diversified Industrial — 4.3%
7,000	General Electric Co.	122,298	179,340
2,000	Honeywell International Inc.	78,538	186,240

		200,836	365,580

	Electronics — 3.2%
8,000	Intel Corp.	188,828	278,560

	Energy and Utilities: Integrated — 0.5%
1,334	FirstEnergy Corp.	50,482	44,782

	Energy and Utilities: Natural Gas — 2.1%
4,800	CONSOL Energy Inc.	185,869	181,728

	Energy and Utilities: Oil — 8.3%
500	Apache Corp.	42,855	46,935
1,500	BP plc, ADR	68,990	65,925
1,000	Chevron Corp.	84,889	119,320
2,500	ConocoPhillips	152,078	191,300
1,600	Devon Energy Corp.	95,837	109,088
2,250	Phillips 66	86,073	182,948

		530,722	715,516

	Energy and Utilities: Services — 3.4%
4,000	Halliburton Co.	145,790	258,040
1,500	Noble Corp. plc	59,714	33,330
500	Paragon Offshore plc†	8,143	3,075

		213,647	294,445

	Energy and Utilities: Water — 3.1%
5,500	American Water Works Co. Inc.	96,405	265,265

	Environmental Services — 1.1%
2,000	Waste Management Inc.	69,920	95,060

	Financial Services — 18.2%
5,000	American International Group Inc.	181,970	270,100
4,000	Bank of America Corp.	49,700	68,200
3,500	Citigroup Inc.	160,807	181,370
2,800	CME Group Inc.	164,453	223,874

Shares		Cost		Market Value
3,400	JPMorgan Chase & Co.	.$	159,068	$204,816
6,000	The Blackstone Group LP		202,290	188,880
4,000	U.S. Bancorp		131,903	167,320
5,000	Wells Fargo & Co.		157,923	259,350

			1,208,114	1,563,910

	Food and Beverage — 2.3%
2,000	General Mills Inc.		58,976	100,900
1,000	PepsiCo Inc.		54,570	93,090

			113,546	193,990

	Health Care — 14.5%
1,500	AbbVie Inc.		40,989	86,640
2,000	AstraZeneca plc, ADR		85,794	142,880
1,783	Bristol-Myers Squibb Co.		51,086	91,254
1,000	Eli Lilly & Co.		43,784	64,850
1,500	Johnson & Johnson		85,403	159,885
3,000	Merck & Co. Inc.		132,674	177,840
5,264	Pfizer Inc.		111,058	155,656
2,000	Sanofi, ADR		101,714	112,860
6,858	Zoetis Inc.		196,452	253,403

			848,954	1,245,268

	Machinery — 2.1%
5,000	Xylem Inc.		132,724	177,450

	Metals and Mining — 3.6%
5,000	Barrick Gold Corp.		91,137	73,300
5,000	Freeport-McMoRan Inc.		189,000	163,250
3,000	Newmont Mining Corp.		147,074	69,150

			427,211	305,700

	Paper and Forest Products — 2.6%
4,700	International Paper Co.		134,673	224,378

	Pharmaceuticals — 1.2%
1,000	Gilead Sciences Inc.†		72,102	106,450

	Real Estate Investment Trusts — 1.3%
5,000	Starwood Property Trust Inc.		89,451	109,800

	Retail — 6.8%
7,000	Best Buy Co. Inc.		182,263	235,130
6,500	Hertz Global Holdings Inc.†		183,791	165,035
2,000	The Home Depot Inc.		79,247	183,480

			445,301	583,645

	Services — 1.0%
4,000	Weatherford International plc†		83,668	83,200

	Specialty Chemicals — 2.8%
2,200	E. I. du Pont de Nemours and Co.		104,556	157,872
2,000	H.B. Fuller Co.		76,354	79,400

			180,910	237,272

	Telecommunications — 1.9%
3,315	Verizon Communications Inc.		142,414	165,717

	TOTAL COMMON STOCKS		6,409,703	8,504,550

	TOTAL INVESTMENTS — 99.0%		$6,409,703	8,504,550

	Other Assets and Liabilities (Net) — 1.0%			83,260

	NET ASSETS — 100.0%			$8,587,810

†	Non-income producing security.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 98.0%
	Aerospace — 6.3%
14,400	Raytheon Co.	$1,350,739	$1,463,328
11,300	The Boeing Co.	1,143,892	1,439,394
13,100	United Technologies Corp.	1,399,129	1,383,360

		3,893,760	4,286,082

	Banking — 14.5%
132,100	Bank of America Corp.	1,401,376	2,252,305
25,700	Capital One Financial Corp.	1,650,510	2,097,634
25,400	CIT Group Inc.	821,437	1,167,384
36,884	JPMorgan Chase & Co.	1,578,226	2,221,892
40,700	Wells Fargo & Co.	1,504,094	2,111,109

		6,955,643	9,850,324

	Business Services — 3.5%
7,000	FedEx Corp.	923,392	1,130,150
14,997	MSC Industrial Direct Co. Inc., Cl. A	1,260,147	1,281,644

		2,183,539	2,411,794

	Cable and Satellite — 3.7%
19,400	AMC Networks Inc., Cl. A†	1,385,121	1,133,348
26,100	Comcast Corp., Cl. A	481,560	1,403,658

		1,866,681	2,537,006

	Communications Equipment — 3.8%
45,300	ARRIS Group Inc.†	1,397,893	1,284,481
17,700	QUALCOMM Inc.	1,171,730	1,323,429

		2,569,623	2,607,910

	Computer Hardware — 2.1%
14,000	Apple Inc.	1,063,400	1,410,500

	Computer Software and Services — 2.0%
24,000	eBay Inc.†	1,299,245	1,359,120

	Consumer Products — 2.0%
20,700	Colgate-Palmolive Co.	1,182,031	1,350,054

	Consumer Services — 1.0%
10,100	IAC/InterActiveCorp	521,527	665,590

	Diversified Industrial — 3.1%
22,400	Honeywell International Inc.	1,323,857	2,085,888

	Electronics — 1.8%
15,700	WESCO International Inc.†	1,242,820	1,228,682

	Energy and Energy Services — 1.8%
12,100	EOG Resources Inc.	1,029,308	1,198,142

	Energy: Integrated — 1.9%
13,900	NextEra Energy Inc.	1,062,078	1,304,932

	Energy: Natural Gas — 0.8%
6,200	EQT Corp.	312,207	567,548

	Energy: Oil — 5.8%
10,800	Chevron Corp.	739,557	1,288,656
13,900	Exxon Mobil Corp.	1,197,591	1,307,295
13,810	Occidental Petroleum Corp.	1,114,319	1,327,832

		3,051,467	3,923,783

	Entertainment — 4.8%
26,800	Time Warner Inc.	1,581,274	2,015,628

Shares		Cost	Market Value
16,300	Viacom Inc., Cl. B	$954,473	$1,254,122

		2,535,747	3,269,750

	Financial Services — 6.9%
25,500	American International Group Inc.	897,767	1,377,510
36,900	Invesco Ltd.	1,338,177	1,456,812
12,600	MetLife Inc.	680,314	676,872
31,100	The Hartford Financial Services Group Inc.	739,878	1,158,475

		3,656,136	4,669,669

	Food and Beverage — 6.5%
19,500	General Mills Inc.	759,713	983,775
19,700	McCormick & Co. Inc., Non-Voting	1,333,727	1,317,930
15,900	PepsiCo Inc.	989,029	1,480,131
6,600	The J.M. Smucker Co.	679,366	653,334

		3,761,835	4,435,170

	Health Care — 10.2%
34,400	Abbott Laboratories	1,209,560	1,430,696
11,800	Becton, Dickinson and Co.	1,277,590	1,342,958
14,600	Cigna Corp.	1,286,120	1,324,074
20,500	Express Scripts Holding Co.†	1,267,630	1,447,915
13,400	Johnson & Johnson	1,165,600	1,428,306

		6,206,500	6,973,949

	Retail — 6.3%
5,145	Advance Auto Parts Inc.	425,736	670,393
36,400	Target Corp.	2,296,654	2,281,552
15,000	The Home Depot Inc.	1,203,871	1,376,100

		3,926,261	4,328,045

	Semiconductors — 1.9%
22,200	Skyworks Solutions Inc.	814,091	1,288,710

	Telecommunications — 5.1%
44,500	Amdocs Ltd.	1,711,586	2,041,660
28,500	Verizon Communications Inc.	1,406,679	1,424,715

		3,118,265	3,466,375

	Transportation — 2.2%
14,100	Union Pacific Corp.	513,630	1,528,722

	TOTAL COMMON STOCKS	54,089,651	66,747,745

	SHORT TERM INVESTMENT — 2.2%
	Mutual Fund — 2.2%
1,502,210	Dreyfus Cash Management, 0.030%*	1,502,210	1,502,210

	TOTAL INVESTMENTS — 100.2%	$55,591,861	68,249,955

	Other Assets and Liabilities (Net) — (0.2)%		(111,112)

	NET ASSETS — 100.0%		$68,138,843

†	Non-income producing security.
*	Current yield.

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 62.4%
	Aerospace — 3.7%
10,500	Raytheon Co.	$985,275	$1,067,010
8,100	The Boeing Co.	770,751	1,031,778
9,400	United Technologies Corp.	978,492	992,640

		2,734,518	3,091,428

	Banking — 8.8%
90,100	Bank of America Corp.	559,023	1,536,205
18,300	Capital One Financial Corp.	1,127,528	1,493,646
19,900	CIT Group Inc.	642,067	914,604
27,796	JPMorgan Chase & Co.	1,063,873	1,674,431
32,700	Wells Fargo & Co.	1,109,869	1,696,149

		4,502,360	7,315,035

	Business Services — 1.1%
5,700	FedEx Corp.	748,999	920,265

	Cable and Satellite — 2.2%
13,300	AMC Networks Inc., Cl. A†	952,025	776,986
19,600	Comcast Corp., Cl. A	363,281	1,054,088

		1,315,306	1,831,074

	Communications Equipment — 2.3%
32,900	ARRIS Group Inc.†	1,013,268	932,879
13,700	QUALCOMM Inc.	906,346	1,024,349

		1,919,614	1,957,228

	Computer Hardware — 1.2%
10,150	Apple Inc.	769,813	1,022,612

	Computer Software and Services — 1.2%
17,500	eBay Inc.†	947,512	991,025

	Consumer Products — 1.4%
18,400	Colgate-Palmolive Co.	1,049,365	1,200,048

	Consumer Services — 0.8%
9,500	IAC/InterActiveCorp.	503,400	626,050

	Diversified Industrial — 1.8%
15,925	Honeywell International Inc.	945,457	1,482,936

	Electronics — 1.1%
11,800	WESCO International Inc.†	928,138	923,468

	Energy and Energy Services — 1.2%
10,000	EOG Resources Inc.	865,832	990,200

	Energy: Integrated — 1.5%
13,700	NextEra Energy Inc.	1,043,966	1,286,156

	Energy: Natural Gas — 0.7%
6,400	EQT Corp.	334,857	585,856

	Energy: Oil — 3.8%
9,400	Chevron Corp.	621,814	1,121,608
10,700	Exxon Mobil Corp.	928,158	1,006,335
10,700	Occidental Petroleum Corp.	849,183	1,028,805

		2,399,155	3,156,748

	Entertainment — 3.0%
19,500	Time Warner Inc.	967,239	1,466,595
13,100	Viacom Inc., Cl. B	766,503	1,007,914

		1,733,742	2,474,509

	Equipment and Supplies — 1.2%
11,500	MSC Industrial Direct Co. Inc., Cl. A	963,427	982,790

	Financial Services — 4.6%
21,400	American International Group Inc.	715,595	1,156,028
27,500	Invesco Ltd.	998,493	1,085,700
10,000	MetLife Inc.	488,187	537,200

Shares		Cost	Market Value
27,600	The Hartford Financial Services Group Inc.	$653,468	$1,028,100

		2,855,743	3,807,028

	Food and Beverage — 4.4%
15,900	General Mills Inc.	619,889	802,155
15,300	McCormick & Co. Inc., Non-Voting	1,033,549	1,023,570
14,500	PepsiCo Inc.	893,634	1,349,805
4,800	The J.M. Smucker Co.	494,156	475,152

		3,041,228	3,650,682

	Health Care — 6.4%
27,200	Abbott Laboratories	946,605	1,131,248
9,100	Becton, Dickinson and Co.	983,093	1,035,671
10,600	Cigna Corp.	926,398	961,314
16,500	Express Scripts Holding Co.†	1,021,819	1,165,395
9,800	Johnson & Johnson	839,616	1,044,582

		4,717,531	5,338,210

	Retail — 3.9%
3,665	Advance Auto Parts Inc.	303,220	477,549
26,700	Target Corp.	1,673,619	1,673,556
12,400	The Home Depot Inc.	994,370	1,137,576

		2,971,209	3,288,681

	Semiconductors — 1.4%
20,600	Skyworks Solutions Inc.	749,778	1,195,830

	Telecommunications — 3.1%
34,000	Amdocs Ltd.	1,302,884	1,559,920
20,500	Verizon Communications Inc.	1,011,816	1,024,795

		2,314,700	2,584,715

	Transportation — 1.6%
12,200	Union Pacific Corp.	416,012	1,322,724

	TOTAL COMMON STOCKS	40,771,662	52,025,298

Principal Amount
	CORPORATE BONDS — 16.8%
	Banking — 4.8%
$750,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	761,442	805,491
1,125,000	Citigroup Inc., MTN, 5.500%, 10/15/14	1,125,037	1,125,037
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	762,923	870,476
600,000	The Goldman Sachs Group Inc., MTN, 3.850%, 07/08/24	600,368	597,180
600,000	Wells Fargo & Co., MTN, 3.500%, 03/08/22	615,947	613,895

		3,865,717	4,012,079

	Computer Hardware — 0.8%
650,000	International Business Machines Corp., 2.900%, 11/01/21	659,159	657,513

	Consumer Products — 1.5%
500,000	Colgate-Palmolive Co., MTN, 2.100%, 05/01/23	494,563	469,346
800,000	Costco Wholesale Corp., 1.700%, 12/15/19	790,262	782,290

		1,284,825	1,251,636

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2014

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Diversified Industrial — 1.0%
$ 800,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	$801,877	$799,130

	Electronics — 1.8%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,030,664	1,030,097
500,000	Texas Instruments Inc., 1.650%, 08/03/19	498,680	486,841

		1,529,344	1,516,938

	Energy: Oil — 3.6%
1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	992,762	1,091,317
500,000	Marathon Oil Corp., 5.900%, 03/15/18	501,191	565,779
800,000	Occidental Petroleum Corp., 2.700%, 02/15/23	747,641	769,241
500,000	XTO Energy Inc., 6.500%, 12/15/18	539,361	592,425

		2,780,955	3,018,762

	Financial Services — 1.2%
950,000	ACE INA Holdings Inc., 5.600%, 05/15/15	952,953	979,928

	Real Estate Investment Trusts — 0.8%
700,000	Vornado Realty LP, 4.250%, 04/01/15	699,675	706,452

	Transportation — 1.3%
1,000,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	994,180	1,109,406

	TOTAL CORPORATE BONDS	13,568,685	14,051,844

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.4%
	Federal Home Loan Mortgage Corp. — 4.6%
800,000	1.750%, 09/10/15	810,867	811,778
1,500,000	3.750%, 03/27/19	1,497,101	1,624,931
600,000	1.750%, 05/30/19	593,954	598,582
800,000	2.375%, 01/13/22	800,000	795,903

		3,701,922	3,831,194

	Federal National Mortgage Association — 4.8%
1,500,000	5.000%, 04/15/15	1,505,214	1,539,657
800,000	0.625%, 08/26/16	801,714	800,663
800,000	1.125%, 04/27/17	804,218	804,222
775,000	5.375%, 06/12/17	799,064	865,153

		3,910,210	4,009,695

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	7,612,132	7,840,889

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 6.8%
	U.S. Treasury Inflation Indexed Notes — 4.5%
$1,415,700	2.500%, 07/15/16	$1,416,286	$1,503,628
998,730	2.125%, 01/15/19	1,008,738	1,091,737
1,101,770	1.375%, 01/15/20	1,129,570	1,172,696

		3,554,594	3,768,061

	U.S. Treasury Notes — 2.3%
1,000,000	3.625%, 08/15/19	1,013,701	1,087,227
750,000	3.375%, 11/15/19	810,476	807,686

		1,824,177	1,894,913

	TOTAL U.S. GOVERNMENT OBLIGATIONS	5,378,771	5,662,974

Shares
	SHORT TERM INVESTMENT — 5.1%
	Mutual Fund — 5.1%
4,262,082	Dreyfus Cash Management, 0.030%*	4,262,082	4,262,082

	TOTAL INVESTMENTS — 100.5%	$71,593,332	83,843,087

	Other Assets and Liabilities (Net) — (0.5)%		(424,725)

	NET ASSETS — 100.0%		$83,418,362

†	Non-income producing security.
*	Current yield.

MTN Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2014

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 43.2%
	Aerospace — 1.1%
$ 200,000	The Boeing Co., 6.000%, 03/15/19	$202,856	$232,557

	Automotive — 1.7%
350,000	Toyota Motor Credit Corp., MTN, 1.750%, 05/22/17	353,055	354,670

	Banking — 5.0%
300,000	Bank of America Corp., MTN, Ser. L, 5.650%, 05/01/18	331,160	333,962
225,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	225,376	241,647
250,000	Citigroup Inc., MTN, 5.500%, 10/15/14	250,008	250,008
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,299	232,127

		1,005,843	1,057,744

	Computer Hardware — 3.1%
300,000	Apple Inc., 0.489%, 05/03/18(a)	300,560	300,702
360,000	International Business Machines Corp., 2.900%, 11/01/21	365,072	364,161

		665,632	664,863

	Computer Software and Services — 3.1%
250,000	Microsoft Corp., 1.625%, 09/25/15	249,885	253,392
400,000	Oracle Corp., 3.625%, 07/15/23	400,209	411,282

		650,094	664,674

	Consumer Products — 1.8%
400,000	Costco Wholesale Corp., 1.700%, 12/15/19	395,131	391,145

	Diversified Industrial — 3.3%
400,000	General Electric Capital Corp., 1.625%, 07/02/15	402,501	403,879
300,000	John Deere Capital Corp., MTN, 1.950%, 12/13/18	302,346	299,674

		704,847	703,553

	Electronics — 2.4%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,866	226,980
300,000	Texas Instruments Inc., 1.650%, 08/03/19	299,201	292,105

		499,067	519,085

	Energy and Utilities: Electric — 1.5%
275,000	Dominion Resources Inc., 6.400%, 06/15/18	305,355	316,631

	Energy and Utilities: Oil — 5.7%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	198,558	218,263
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,298	141,445
400,000	Murphy Oil Corp., 2.500%, 12/01/17	401,709	406,599
200,000	Total Capital SA, 3.000%, 06/24/15	202,376	203,887

Principal Amount		Cost	Market Value
$ 200,000	XTO Energy Inc., 6.500%, 12/15/18	$215,744	$236,970

		1,143,685	1,207,164

	Financial Services — 3.6%
175,000	ACE INA Holdings Inc., 5.600%, 05/15/15	174,863	180,513
260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	270,908	300,131
275,000	Merrill Lynch & Co. Inc., MTN, Ser. C, 5.000%, 01/15/15	275,010	278,581

		720,781	759,225

	Food and Beverage — 2.8%
275,000	Bottling Group LLC, 5.125%, 01/15/19	305,892	308,024
250,000	Mondelēz International Inc., 5.375%, 02/10/20	252,698	283,772

		558,590	591,796

	Health Care — 1.5%
325,000	Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	329,768	330,846

	Real Estate Investment Trusts — 1.2%
250,000	Vornado Realty LP, 4.250%, 04/01/15	249,897	252,304

	Semiconductors — 1.7%
350,000	Intel Corp., 3.300%, 10/01/21	349,393	360,534

	Telecommunications — 2.4%
500,000	AT&T Inc., 1.700%, 06/01/17	505,264	504,441

	Transportation — 1.3%
200,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	199,687	221,881
65,000	CSX Corp., 6.250%, 04/01/15	64,997	66,861

		264,684	288,742

	TOTAL CORPORATE BONDS	8,903,942	9,199,974

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.0%
	Federal Home Loan Bank — 1.3%
250,000	5.375%, 05/18/16, Ser. 656	250,332	269,839

	Federal Home Loan Mortgage Corp. — 13.3%
900,000	1.750%, 09/10/15	911,505	913,251
325,000	5.250%, 04/18/16	335,200	348,994
600,000	3.750%, 03/27/19	626,234	649,972
450,000	1.750%, 05/30/19	445,465	448,936
475,000	2.375%, 01/13/22	475,000	472,568

		2,793,404	2,833,721

	Federal National Mortgage Association — 16.8%
700,000	2.625%, 11/20/14	701,979	701,979
600,000	5.000%, 04/15/15	608,782	615,863
650,000	2.375%, 07/28/15	658,808	661,677
450,000	0.625%, 08/26/16	450,964	450,373
800,000	1.125%, 04/27/17	805,982	804,222
275,000	5.375%, 06/12/17	283,539	306,990

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2014

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
	Federal National Mortgage Association (Continued)
$ 20,582	Pool #745122, 5.500%, 09/01/20	$20,453	$22,384
18,673	Pool #255554, 5.500%, 01/01/35	18,796	20,934

		3,549,303	3,584,422

	Government National Mortgage Association — 0.6%
8,491	Pool #562288, 6.000%, 12/15/33	8,568	9,822
26,084	Pool #604946, 5.500%, 01/15/34	26,253	29,802
18,746	Pool #604970, 5.500%, 01/15/34	18,828	21,068
31,346	Pool #003747, 5.000%, 08/20/35	31,112	34,874
28,578	Pool #550728, 5.500%, 11/15/35	28,569	31,976

		113,330	127,542

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	6,706,369	6,815,524

	U.S. GOVERNMENT OBLIGATIONS — 17.6%
	U.S. Treasury Inflation Indexed Notes — 8.7%
324,431	2.500%, 07/15/16	324,572	344,581
331,461	1.375%, 07/15/18	313,483	352,320
305,169	2.125%, 01/15/19	308,018	333,586
330,531	1.375%, 01/15/20	343,904	351,809
388,395	2.500%, 01/15/29	406,945	474,449

		1,696,922	1,856,745

Principal Amount		Cost	Market Value
	U.S. Treasury Notes — 8.0%
$ 675,000	3.250%, 05/31/16	$706,853	$706,482
275,000	3.500%, 02/15/18	275,166	295,023
650,000	3.375%, 11/15/19	667,271	699,994

		1,649,290	1,701,499

	U.S. Treasury Bonds — 0.9%
150,000	5.375%, 02/15/31	165,240	198,598

	TOTAL U.S. GOVERNMENT OBLIGATIONS	3,511,452	3,756,842

Shares
	SHORT TERM INVESTMENT — 8.2%
	Mutual Fund — 8.2%
1,740,090	Dreyfus Cash Management, 0.030%*	1,740,090	1,740,090

	TOTAL INVESTMENTS —101.0%	$20,861,853	21,512,430

	Other Assets and Liabilities (Net) — (1.0)%		(202,541)

	NET ASSETS — 100.0%		$21,309,889

(a)	Variable rate security. Rate shown is the effective rate as of September 30, 2014.
*	Current yield.

MTN Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2014

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Assets:
Investments, at value (cost $964,654,157, $33,031,789, $4,759,539, and $6,409,703, respectively)	$1,213,497,136	$41,394,624	$5,014,150	$8,504,550
Investments in affiliates, at value (cost $29,225,726)	56,851,554	—	—	—
Cash	4,633	47,637	71,315	91,661
Receivable for Fund shares sold	7,247,266	6,691	2,401	9,052
Receivable for investments sold	40,912	301,769	—	—
Receivable from Adviser	—	—	13,249	—
Dividends and interest receivable	450,102	26,222	4,378	8,590
Prepaid expenses	48,895	15,757	8,077	20,226

Total Assets	1,278,140,498	41,792,700	5,113,570	8,634,079

Liabilities:
Payable for investments purchased	5,775,581	273,781	134,323	—
Payable for Fund shares redeemed	2,038,454	87,373	—	—
Distributions payable	—	—	—	—
Payable for investment advisory fees	1,068,126	32,162	—	4,409
Payable for distribution fees	333,437	8,919	810	2,604
Payable for accounting fees	15,000	—	—	—
Payable for payroll expenses	—	—	445	—
Payable for legal and audit fees	69,111	34,160	20,182	24,959
Payable for shareholder communications expenses	—	—	—	7,183
Other accrued expenses	456,709	22,497	13,031	7,114

Total Liabilities	9,756,418	458,892	168,791	46,269

Net Assets	$1,268,384,080	$41,333,808	$4,944,779	$8,587,810

Net Assets Consist of:
Paid-in capital	$983,123,291	$31,629,874	$4,639,171	$8,096,156
Accumulated net investment income/(loss)	(10,760,258)	(113,892)	296	4,261
Accumulated net realized gain/(loss) on investments and foreign currency transactions	19,553,007	1,454,991	50,701	(1,607,454)
Net unrealized appreciation on investments	276,468,807	8,362,835	254,611	2,094,847
Net unrealized depreciation on foreign currency translations	(767)	—	—	—

Net Assets	$1,268,384,080	$41,333,808	$4,944,779	$8,587,810

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized: Class AAA:
Net assets	$365,022,294	$15,649,133	$1,679,123	$6,239,372
Shares of beneficial interest outstanding	15,864,762	762,528	145,490	529,357
Net Asset Value, offering, and redemption price per share	$23.01	$20.52	$11.54	$11.79
Class A:
Net assets	$175,107,658	$4,269,427	$681,994	$1,013,166
Shares of beneficial interest outstanding	7,798,753	212,982	59,275	83,163
Net Asset Value and redemption price per share	$22.45	$20.05	$11.51	$12.18
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$23.39	$20.89	$11.99	$12.69
Class C:
Net assets	$208,795,170	$4,185,589	$238,690	$1,045,282
Shares of beneficial interest outstanding	10,212,682	225,535	20,881	80,148
Net Asset Value and offering price per share(a)	$20.44	$18.56	$11.43	$13.04
Class I:
Net assets	$519,458,958	$17,229,659	$2,344,972	$289,990
Shares of beneficial interest outstanding	22,319,777	826,421	202,666	24,570
Net Asset Value, offering, and redemption price per share	$23.27	$20.85	$11.57	$11.80

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2014

Assets:	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investments, at value (cost $55,591,861, $71,593,332, and $20,861,853, respectively)	$68,249,955	$83,843,087	$21,512,430
Investments in affiliates, at value	—	—	—
Cash	—	—	362
Receivable for Fund shares sold	15,403	20,181	26,019
Receivable for investments sold	1,351,271	985,944	—
Receivable from Adviser	—	—	—
Dividends and interest receivable	62,830	309,857	180,531
Prepaid expenses	17,943	20,528	15,623

Total Assets	69,697,402	85,179,597	21,734,965

Liabilities:
Payable for investments purchased	1,299,245	1,614,629	369,480
Payable for Fund shares redeemed	110,368	567	5,482
Distributions payable	—	—	508
Payable for investment advisory fees	56,963	51,998	4,241
Payable for distribution fees	14,669	21,475	1,788
Payable for accounting fees	15,000	15,000	—
Payable for payroll expenses	—	—	—
Payable for legal and audit fees	26,733	27,015	27,996
Payable for shareholder communications expenses	—	—	—
Other accrued expenses	35,581	30,551	15,581

Total Liabilities	1,558,559	1,761,235	425,076

Net Assets	$68,138,843	$83,418,362	$21,309,889

Net Assets Consist of:
Paid-in capital	$48,969,785	$65,227,345	$20,662,472
Accumulated net investment income/(loss)	189,835	—	99
Accumulated net realized gain/(loss) on investments and foreign currency transactions	6,321,129	5,941,262	(3,259)
Net unrealized appreciation on investments	12,658,094	12,249,755	650,577
Net unrealized appreciation on foreign currency translations	—	—	—

Net Assets	$68,138,843	$83,418,362	$21,309,889

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$60,587,249	$69,187,557	$5,173,872
Shares of beneficial interest outstanding	4,440,090	5,358,474	446,393
Net Asset Value, offering, and redemption price per share	$13.65	$12.91	$11.59
Class A:
Net assets	$3,329,292	$6,442,974	$927,976
Shares of beneficial interest outstanding	244,549	496,689	80,150
Net Asset Value and redemption price per share	$13.61	$12.97	$11.58
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$14.18	$13.51	$12.06
Class C:
Net assets	$675,928	$5,349,940	$503,374
Shares of beneficial interest outstanding	51,298	407,895	45,709
Net Asset Value and offering price per share(a)	$13.18	$13.12	$11.01
Class I:
Net assets	$3,546,374	$2,437,891	$14,704,667
Shares of beneficial interest outstanding	260,093	188,985	1,268,008
Net Asset Value, offering, and redemption price per share	$13.64	$12.90	$11.60

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2014

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $41,376, $445, $198, and $1,941, respectively)	$5,490,946	$ 509,173	$37,664	$ 342,600
Dividends - affiliated	628,994	—	—	—
Interest	214,720	650	88	207

Total Investment Income	6,334,660	509,823	37,752	342,807

Expenses:
Investment advisory fees	12,676,410	443,389	33,389	88,156
Distribution fees - Class AAA	1,265,229	49,314	3,108	16,051
Distribution fees - Class A	863,489	24,183	1,830	4,840
Distribution fees - Class C	2,037,171	44,421	1,483	11,786
Accounting fees	45,000	—	—	—
Custodian fees	201,714	11,542	23,954	5,043
Interest expense	—	—	236	—
Legal and audit fees	85,729	35,946	20,418	25,560
Offering expenses	—	—	25,802	—
Payroll expenses	—	—	1,481	—
Registration expenses	125,585	41,303	10,266	43,195
Shareholder communications expenses	350,735	15,702	6,630	11,599
Shareholder services fees	1,152,754	26,602	5,920	8,231
Trustees’ fees	67,625	2,499	156	505
Miscellaneous expenses	61,455	10,056	5,845	8,607

Total Expenses	18,932,896	704,957	140,518	223,573

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(32,802)	(92,134)	(36,616)
Advisory fee reduction on unsupervised assets (Note 3)	(76,140)	—	—	—
Custodian fee credits	—	—	—	—

Total Reimbursements and Reductions	(76,140)	(32,802)	(92,134)	(36,616)

Net Expenses	18,856,756	672,155	48,384	186,957

Net Investment Income/(Loss)	(12,522,096)	(162,332)	(10,632)	155,850

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	28,138,708	2,853,146	51,231	653,324
Net realized gain on investments - affiliated	445,093	—	—	—
Net realized loss on foreign currency transactions	(3,148)	—	—	—

Net realized gain on investments and foreign currency transactions	28,580,653	2,853,146	51,231	653,324

Net change in unrealized appreciation/depreciation:
on investments	(305,940)	(1,101,155)	175,605	420,235
on foreign currency translations	(1,308)	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(307,248)	(1,101,155)	175,605	420,235

Net Realized and Unrealized Gain on Investments and Foreign Currency	28,273,405	1,751,991	226,836	1,073,559

Net Increase in Net Assets Resulting from Operations	$15,751,309	$1,589,659	$216,204	$1,229,409

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2014

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $0, $0, and $0, respectively)	$1,407,342	$1,050,985	$528
Dividends - affiliated	—	—	—
Interest	—	923,641	510,816

Total Investment Income	1,407,342	1,974,626	511,344

Expenses:
Investment advisory fees	717,376	633,570	132,511
Distribution fees - Class AAA	164,053	178,283	15,525
Distribution fees - Class A	16,451	32,134	3,292
Distribution fees - Class C	7,499	53,520	6,825
Accounting fees	45,000	45,000	—
Custodian fees	17,737	19,595	7,048
Interest expense	303	—	—
Legal and audit fees	28,039	28,933	29,373
Offering expenses	—	—	—
Payroll expenses	—	—	—
Registration expenses	52,340	52,952	46,317
Shareholder communications expenses	28,547	26,531	10,868
Shareholder services fees	58,060	54,866	12,450
Trustees’ fees	4,111	4,836	1,267
Miscellaneous expenses	11,179	11,916	9,070

Total Expenses	1,150,695	1,142,136	274,546

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(83,262)
Advisory fee reduction on unsupervised assets (Note 3)	—	—	—
Custodian fee credits	—	(19,595)	—

Total Reimbursements and Credits	—	(19,595)	(83,262)

Net Expenses	1,150,695	1,122,541	191,284

Net Investment Income	256,647	852,085	320,060

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	11,429,623	8,096,441	1,843
Net realized gain on investments - affiliated	—	—	—
Net realized loss on foreign currency transactions	—	—	—

Net realized gain on investments transactions	11,429,623	8,096,441	1,843

Net change in unrealized appreciation/depreciation:
on investments	(1,366,101)	(1,069,693)	(162,532)
on foreign currency translations	—	—	—

Net change in unrealized appreciation/depreciation on investments	(1,366,101)	(1,069,693)	(162,532)

Net Realized and Unrealized Gain/Loss on Investments	10,063,522	7,026,748	(160,689)

Net Increase in Net Assets Resulting from Operations	$10,320,169	$7,878,833	$159,371

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund
	2014	2013	2014	2013	2014	2013(a)
Operations:
Net investment income/(loss)	$(12,522,096)	$626,045	$(162,332)	$(23,125)	$(10,632)	$(1,342)
Net realized gain/(loss) on investments and foreign currency transactions	28,580,653	65,848,252	2,853,146	651,363	51,231	289
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(307,248)	158,288,013	(1,101,155)	9,335,713	175,605	79,006

Net Increase/(Decrease) in Net Assets Resulting from Operations	15,751,309	224,762,310	1,589,659	9,963,951	216,204	77,953

Distributions to Shareholders:
Net investment income
Class AAA	—	(1,163,541)	—	—	—	—
Class A	—	(182,178)	—	—	—	—
Class B*	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	(1,213,298)	—	(18,250)	(836)	—

	—	(2,559,017)	—	(18,250)	(836)	—

Net realized gain
Class AAA	(28,607,652)	(5,789,706)	—	—	(205)	—
Class A	(8,971,292)	(1,631,680)	—	—	(54)	—
Class B*	(301)	(81)	—	—	—	—
Class C	(11,292,276)	(2,128,714)	—	—	(22)	—
Class I	(17,271,524)	(2,772,247)	—	—	(348)	—

	(66,143,045)	(12,322,428)	—	—	(629)	—

Total Distributions to Shareholders	(66,143,045)	(14,881,445)	—	(18,250)	(1,465)	—

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	127,362,664	160,798,060	1,265,433	3,851,325	1,069,627	635,749
Class A	68,894,121	54,834,902	732,091	650,454	508,794	189,126
Class B*	2,760	—	—	—	—	—
Class C	78,226,583	54,048,432	250,511	343,040	156,348	73,990
Class I	343,011,332	135,506,181	5,987,464	3,225,462	1,076,761	1,101,734

	617,497,460	405,187,575	8,235,499	8,070,281	2,811,530	2,000,599

Proceeds from reinvestment of distributions
Class AAA	28,170,975	6,694,144	—	—	205	—
Class A	7,544,617	1,521,531	—	—	54	—
Class B*	302	81	—	—	—	—
Class C	8,388,483	1,647,595	—	—	22	—
Class I	10,456,110	2,307,004	—	6,057	1,184	—

	54,560,487	12,170,355	—	6,057	1,465	—

Cost of shares redeemed
Class AAA	(253,544,484)	(67,722,877)	(6,095,587)	(4,651,260)	(129,214)	—
Class A	(33,455,166)	(22,483,171)	(1,305,181)	(2,608,488)	(32,293)	—
Class B*	(6,131)	(1,486)	—	—	—	—
Class C	(27,914,687)	(19,392,541)	(651,867)	(2,254,817)	—	—
Class I	(92,388,557)	(42,109,849)	(2,830,578)	(5,689,423)	—	—

	(407,309,025)	(151,709,924)	(10,883,213)	(15,203,988)	(161,507)	—

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	264,748,922	265,648,006	(2,647,714)	(7,127,650)	2,651,488	2,000,599

Redemption Fees	7,859	3,305	206	489	—	—

Net Increase/(Decrease) in Net Assets	214,365,045	475,532,176	(1,057,849)	2,818,540	2,866,227	2,078,552
Net Assets:
Beginning of period	1,054,019,035	578,486,859	42,391,657	39,573,117	2,078,552	—

End of period	$1,268,384,080	$1,054,019,035	$41,333,808	$42,391,657	$4,944,779	$2,078,552

Undistributed net investment income	—	—	—	—	$296	$789

(a)	The Mid-Cap Equity Fund commenced investment operations on May 31, 2013.
*	Class B Shares were fully redeemed and closed on January 27, 2014 for the Mighty Mites Fund, Balanced Fund, and Intermediate Bond Fund.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

Income Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund
2014	2013	2014	2013	2014	2013	2014	2013
$ 155,850	$ 46,665	$256,647	$381,600	$ 852,085	$ 1,013,181	$320,060	$310,685
653,324	282,210	11,429,623	8,927,942	8,096,441	6,790,222	1,843	(4,459)
420,235	852,498	(1,366,101)	4,268,428	(1,069,693)	2,582,764	(162,532)	(761,956)

1,229,409	1,181,373	10,320,169	13,577,970	7,878,833	10,386,167	159,371	(455,730)

(113,919)	(46,737)	(224,436)	(586,885)	(762,439)	(920,053)	(80,310)	(123,229)
(15,373)	(2,916)	(2,454)	(21,453)	(51,219)	(53,325)	(11,391)	(18,235)
—	—	—	—	(1)	(18)	(6)	(24)
(17,119)	(1,136)	—	(1,694)	(16,208)	(21,428)	(3,735)	(5,793)
(5,185)	(1,703)	(11,148)	(52,873)	(26,644)	(13,524)	(224,667)	(168,457)

(151,596)	(52,492)	(238,038)	(662,905)	(856,511)	(1,008,348)	(320,109)	(315,738)

—	—	—	—	(4,993,471)	—	—	(11,127)
—	—	—	—	(418,931)	—	—	(2,177)
—	—	—	—	(72)	—	—	(5)
—	—	—	—	(363,637)	—	—	(1,949)
—	—	—	—	(215,697)	—	—	(9,741)

—	—	—	—	(5,991,808)	—	—	(24,999)

(151,596)	(52,492)	(238,038)	(662,905)	(6,848,319)	(1,008,348)	(320,109)	(340,737)

1,108,013	2,391,019	1,649,660	3,161,295	5,761,575	6,066,643	945,719	1,225,024
64,620	529,953	282,199	208,950	1,995,064	1,100,436	234,913	1,301,024
—	—	—	—	—	—	—	—
188,020	243,251	32,091	32,176	452,031	2,033,264	243,159	286,380
121,172	100,221	2,014,865	270,386	3,500,327	212,282	6,140,869	5,162,576

1,481,825	3,264,444	3,978,815	3,672,807	11,708,997	9,412,625	7,564,660	7,975,004

107,093	44,097	211,867	554,580	5,581,690	886,356	76,690	128,739
14,770	2,658	2,358	20,692	399,032	43,395	8,696	15,113
—	—	—	—	73	18	4	29
16,786	1,113	—	1,454	341,143	18,839	3,305	7,099
5,159	1,634	6,205	11,674	237,178	12,907	150,457	2,294

143,808	49,502	220,430	588,400	6,559,116	961,515	239,152	153,274

(1,908,982)	(2,267,542)	(15,134,334)	(20,612,357)	(13,953,031)	(23,231,904)	(4,538,021)	(3,527,680)
(94,076)	(99,368)	(669,010)	(797,465)	(1,922,839)	(980,644)	(374,422)	(1,557,515)
—	—	—	—	(1,063)	(6,502)	(5,141)	(15)
(389,163)	(655,948)	(152,653)	(263,906)	(783,550)	(2,321,691)	(542,141)	(1,222,092)
(49,418)	(67,424)	(935,016)	(3,153,115)	(2,231,067)	(130,611)	(3,394,712)	(2,201,117)

(2,441,639)	(3,090,282)	(16,891,013)	(24,826,843)	(18,891,550)	(26,671,352)	(8,854,437)	(8,508,419)

(816,006)	223,664	(12,691,768)	(20,565,636)	(623,437)	(16,297,212)	(1,050,625)	(380,141)

476	208	—	—	—	—	—	—

262,283	1,352,753	(2,609,637)	(7,650,571)	407,077	(6,919,393)	(1,211,363)	(1,176,608)

8,325,527	6,972,774	70,748,480	78,399,051	83,011,285	89,930,678	22,521,252	23,697,860

$8,587,810	$ 8,325,527	$68,138,843	$70,748,480	$ 83,418,362	$ 83,011,285	$21,309,889	$22,521,252

$ 4,261	$ 4,785	$189,835	$171,874	—	$ 4,833	$99	—

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions		Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Net of Waivers/ Reimbursements/ Reductions	Operating Expenses Before Waivers/ Reimbursements/ Reductions(d)	Portfolio Turnover Rate
Mighty Mites Fund
Class AAA
2014	$23.81	$(0.22)	$0.80	$0.58	—	$(1.38)		$(1.38)		$0.00	$23.01	2.2%	$365,022	(0.90)%	1.41%	1.42%	14%
2013	17.94	0.04	6.29	6.33	$(0.08)	(0.38)		(0.46)		0.00	23.81	36.2	476,112	0.19	1.41	1.43	15
2012	14.85	(0.10)	3.54	3.44	—	(0.35)		(0.35)		0.00	17.94	23.6	277,666	(0.62)	1.44	1.46	12
2011	15.81	(0.14)	(0.34)	(0.48)	(0.06)	(0.42)		(0.48)		0.00	14.85	(3.3)	344,800	(0.79)	1.46	1.48	20
2010	13.49	(0.10)	2.42	2.32	—	(0.00	)(c)	(0.00	)(c)	0.00	15.81	17.2	261,810	(0.67)	1.55	1.58	27
Class A
2014	$23.32	$(0.27)	$0.78	$0.51	—	$(1.38)		$(1.38)		$0.00	$22.45	2.0%	$175,108	(1.16)%	1.66%	1.67%	14%
2013	17.59	(0.02)	6.17	6.15	$(0.04)	(0.38)		(0.42)		0.00	23.32	35.8	139,464	(0.08)	1.66	1.68	15
2012	14.61	(0.14)	3.47	3.33	—	(0.35)		(0.35)		0.00	17.59	23.2	77,803	(0.87)	1.69	1.71	12
2011	15.57	(0.18)	(0.32)	(0.50)	(0.04)	(0.42)		(0.46)		0.00	14.61	(3.5)	64,457	(1.04)	1.71	1.73	20
2010	13.32	(0.13)	2.38	2.25	—	(0.00	)(c)	(0.00	)(c)	0.00	15.57	16.9	48,464	(0.91)	1.80	1.83	27
Class C
2014	$21.46	$(0.36)	$0.72	$0.36	—	$(1.38)		$(1.38)		$0.00	$20.44	1.4%	$208,795	(1.66)%	2.16%	2.17%	14%
2013	16.25	(0.10)	5.69	5.59	—	(0.38)		(0.38)		0.00	21.46	35.3	160,852	(0.57)	2.16	2.18	15
2012	13.59	(0.21)	3.22	3.01	—	(0.35)		(0.35)		0.00	16.25	22.6	92,012	(1.37)	2.19	2.21	12
2011	14.55	(0.25)	(0.29)	(0.54)	—	(0.42)		(0.42)		0.00	13.59	(4.0)	79,827	(1.57)	2.21	2.23	20
2010	12.51	(0.19)	2.23	2.04	—	(0.00	)(c)	(0.00	)(c)	0.00	14.55	16.3	40,297	(1.41)	2.30	2.33	27
Class I
2014	$24.02	$(0.16)	$0.79	$0.63	—	$(1.38)		$(1.38)		$0.00	$23.27	2.4%	$519,459	(0.67)%	1.16%	1.17%	14%
2013	18.13	0.08	6.35	6.43	$(0.16)	(0.38)		(0.54)		0.00	24.02	36.6	277,588	0.40	1.16	1.18	15
2012	14.98	(0.06)	3.56	3.50	—	(0.35)		(0.35)		0.00	18.13	23.8	131,003	(0.38)	1.19	1.21	12
2011	15.92	(0.10)	(0.33)	(0.43)	(0.09)	(0.42)		(0.51)		0.00	14.98	(3.0)	53,767	(0.57)	1.21	1.23	20
2010	13.55	(0.06)	2.43	2.37	—	(0.00	)(c)	(0.00	)(c)	0.00	15.92	17.5	23,406	(0.41)	1.30	1.33	27

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.02%, 0.02%, 0.02%, and 0.03% of net assets for the years ended September 30, 2014, 2013, 2012, 2011, and 2010, respectively.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2014	$19.83	$(0.07)	$0.76	$0.69	—	—	—	$0.00	$20.52	3.5%	$15,649	(0.35)%	1.50%	1.57%	13%
2013	15.32	(0.01)	4.52	4.51	—	—	—	0.00	19.83	29.4	19,576	(0.05)	1.50	1.63	12
2012	12.85	(0.03)	2.87	2.84	—	$(0.37)	$(0.37)	0.00	15.32	22.5	16,170	(0.21)	1.50	1.65	39
2011	13.36	(0.12)	(0.39)	(0.51)	—	—	—	0.00	12.85	(3.8)	28,843	(0.73)	1.50	1.69	52
2010	11.60	(0.10)	1.86	1.76	—	—	—	0.00	13.36	15.2	10,435	(0.81)	1.50	1.99	28
Class A
2014	$19.41	$(0.12)	$0.76	$0.64	—	—	—	$0.00	$20.05	3.3%	$4,269	(0.60)%	1.75%	1.82%	13%
2013	15.03	(0.04)	4.42	4.38	—	—	—	0.00	19.41	29.1	4,668	(0.22)	1.75	1.88	12
2012	12.65	(0.06)	2.81	2.75	—	$(0.37)	$(0.37)	0.00	15.03	22.1	5,390	(0.42)	1.75	1.90	39
2011	13.18	(0.16)	(0.37)	(0.53)	—	—	—	0.00	12.65	(4.0)	4,965	(0.98)	1.75	1.94	52
2010	11.47	(0.13)	1.84	1.71	—	—	—	0.00	13.18	14.9	3,509	(1.06)	1.75	2.24	28
Class C
2014	$18.06	$(0.21)	$0.71	$0.50	—	—	—	$0.00	$18.56	2.8%	$4,186	(1.10)%	2.25%	2.32%	13%
2013	14.06	(0.11)	4.11	4.00	—	—	—	0.00	18.06	28.4	4,460	(0.72)	2.25	2.38	12
2012	11.91	(0.13)	2.65	2.52	—	$(0.37)	$(0.37)	0.00	14.06	21.5	5,261	(0.92)	2.25	2.40	39
2011	12.47	(0.22)	(0.34)	(0.56)	—	—	—	0.00	11.91	(4.5)	5,406	(1.50)	2.25	2.44	52
2010	10.91	(0.18)	1.74	1.56	—	—	—	0.00	12.47	14.3	911	(1.55)	2.25	2.74	28
Class I
2014	$20.09	$(0.02)	$0.78	$0.76	—	—	—	$0.00	$20.85	3.8%	$17,230	(0.09)%	1.25%	1.32%	13%
2013	15.50	0.04	4.57	4.61	$(0.02)	—	$(0.02)	0.00	20.09	29.8	13,688	0.22	1.25	1.38	12
2012	12.96	0.04	2.87	2.91	—	$(0.37)	(0.37)	0.00	15.50	22.8	12,752	0.23	1.25	1.40	39
2011	13.45	(0.07)	(0.42)	(0.49)	—	—	—	0.00	12.96	(3.6)	759	(0.46)	1.25	1.44	52
2010	11.65	(0.08)	1.88	1.80	—	—	—	0.00	13.45	15.5	1,123	(0.59)	1.25	1.74	28

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments/Loss		Total Distributions		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income/Loss		Operating Expenses Net of Waivers/ Reimbursements		Operating Expenses Before Waivers/ Reimbursements		Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2014	$10.48	$(0.04)	$1.10	$1.06	—	$(0.00	)(b)	$(0.00	)(b)	$11.54	10.2%	$1,679	(0.39)%		1.51	%(c)	4.27%		22%
2013(d)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	661	(0.42	)(e)	1.50	(e)	3.88	(e)(f)	3
Class A
2014	$10.47	$(0.08)	$1.12	$1.04	—	$(0.00	)(b)	$(0.00	)(b)	$11.51	10.0%	$682	(0.69)%		1.76	%(c)	4.52%		22%
2013(d)	10.00	0.03	0.44	0.47	—	—		—		10.47	4.7	188	0.81	(e)	1.75	(e)	4.13	(e)(f)	3
Class C
2014	$10.45	$(0.13)	$1.11	$0.98	—	$(0.00	)(b)	$(0.00	)(b)	$11.43	9.4%	$239	(1.17)%		2.26	%(c)	5.02%		22%
2013(d)	10.00	(0.02)	0.47	0.45	—	—		—		10.45	4.5	74	(0.65	)(e)	2.25	(e)	4.63	(e)(f)	3
Class I
2014	$10.48	$(0.01)	$1.11	$1.10	$(0.01)	$(0.00	)(b)	$(0.01)		$11.57	10.5%	$2,345	(0.09)%		1.26	%(c)	4.02%		22%
2013(d)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	1,155	(0.20	)(e)	1.25	(e)	3.63	(e)(f)	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended September 30, 2014. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class C), and 1.25% (Class I), respectively.

(d)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.
(e)	Annualized.
(f)

Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income from Investment Operations				Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Income Fund
Class AAA
2014	$10.40	$0.21		$1.38	$1.59	$(0.20)	$(0.20)	$0.00	(b)	$11.79	15.5%	$6,240	1.86%	2.00%	2.42%	31%
2013	8.96	0.07		1.45	1.52	(0.08)	(0.08)	0.00	(b)	10.40	17.0	6,147	0.73	2.00	2.57	13
2012	7.65	0.10		1.31	1.41	(0.10)	(0.10)	0.00	(b)	8.96	18.5	5,151	1.22	2.00	2.82	11
2011	7.53	0.09		0.11	0.20	(0.08)	(0.08)	0.00	(b)	7.65	2.6	4,665	1.08	1.84	2.74	14
2010	6.96	0.13		0.56	0.69	(0.12)	(0.12)	—		7.53	9.9	4,822	1.73	1.50	3.19	10
Class A
2014	$10.75	$0.19		$1.43	$1.62	$(0.19)	$(0.19)	$0.00	(b)	$12.18	15.2%	$1,013	1.63%	2.25%	2.67%	31%
2013	9.26	0.05		1.49	1.54	(0.05)	(0.05)	0.00	(b)	10.75	16.7	907	0.44	2.25	2.82	13
2012	7.91	0.07		1.37	1.44	(0.09)	(0.09)	0.00	(b)	9.26	18.3	389	0.78	2.25	3.07	11
2011	7.79	0.08		0.10	0.18	(0.06)	(0.06)	0.00	(b)	7.91	2.2	47	0.98	1.89	3.15	14
2010	7.20	0.10		0.59	0.69	(0.10)	(0.10)	—		7.79	9.7	341	1.29	1.75	3.44	10
Class C
2014	$11.54	$0.17		$1.50	$1.67	$(0.17)	$(0.17)	$0.00	(b)	$13.04	14.6%	$1,045	1.30%	2.75%	3.17%	31%
2013	9.94	0.00	(b)	1.61	1.61	(0.01)	(0.01)	0.00	(b)	11.54	16.2	1,086	0.01	2.75	3.32	13
2012	8.49	0.03		1.46	1.49	(0.04)	(0.04)	0.00	(b)	9.94	17.6	1,307	0.36	2.75	3.57	11
2011	8.36	0.02		0.13	0.15	(0.02)	(0.02)	0.00	(b)	8.49	1.8	437	0.19	2.62	3.47	14
2010	7.70	0.08		0.62	0.70	(0.04)	(0.04)	—		8.36	9.1	97	1.04	2.25	3.94	10
Class I
2014	$10.40	$0.24		$1.39	$1.63	$(0.23)	$(0.23)	$0.00	(b)	$11.80	15.8%	$290	2.15%	1.75%	2.17%	31%
2013	8.96	0.10		1.44	1.54	(0.10)	(0.10)	0.00	(b)	10.40	17.3	185	0.99	1.75	2.32	13
2012	7.65	0.12		1.31	1.43	(0.12)	(0.12)	0.00	(b)	8.96	18.8	126	1.43	1.75	2.57	11
2011	7.53	0.10		0.12	0.22	(0.10)	(0.10)	0.00	(b)	7.65	2.9	92	1.26	1.61	2.48	14
2010	6.97	0.14		0.56	0.70	(0.14)	(0.14)	—		7.53	10.1	54	1.97	1.25	2.94	10

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions to Shareholders				Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses††(b)	Portfolio Turnover Rate
Equity Fund
Class AAA
2014	$11.88	$0.05		$1.76	$1.81	$(0.04)	$(0.04)	$13.65	15.3%	$60,587	0.37%	1.59%	51%
2013	9.92	0.06		1.99	2.05	(0.09)	(0.09)	11.88	20.9	64,595	0.53	1.62	53
2012	7.81	0.08		2.11	2.19	(0.08)	(0.08)	9.92	28.3	70,017	0.84	1.59	41
2011	8.17	0.07		(0.38)	(0.31)	(0.05)	(0.05)	7.81	(3.8)	79,328	0.73	1.54	38
2010	7.72	0.04		0.48	0.52	(0.07)	(0.07)	8.17	6.8	99,986	0.55	1.56	52
Class A
2014	$11.84	$0.02		$1.76	$1.78	$(0.01)	$(0.01)	$13.61	15.0%	$3,329	0.12%	1.84%	51%
2013	9.89	0.03		1.99	2.02	(0.07)	(0.07)	11.84	20.5	3,256	0.27	1.87	53
2012	7.78	0.05		2.11	2.16	(0.05)	(0.05)	9.89	27.9	3,221	0.60	1.84	41
2011	8.13	0.04		(0.37)	(0.33)	(0.02)	(0.02)	7.78	(4.0)	3,445	0.44	1.79	38
2010	7.69	0.02		0.48	0.50	(0.06)	(0.06)	8.13	6.5	6,616	0.31	1.81	52
Class C
2014	$11.51	$(0.05)		$1.72	$1.67	—	—	$13.18	14.5%	$676	(0.38)%	2.34%	51%
2013	9.62	(0.02)		1.93	1.91	$(0.02)	$(0.02)	11.51	19.9	693	(0.22)	2.37	53
2012	7.56	0.01		2.05	2.06	—	—	9.62	27.3	784	0.10	2.34	41
2011	7.91	(0.00	)(c)	(0.35)	(0.35)	—	—	7.56	(4.4)	816	(0.02)	2.29	38
2010	7.49	(0.02)		0.46	0.44	(0.02)	(0.02)	7.91	5.9	999	(0.19)	2.31	52
Class I
2014	$11.89	$0.08		$1.74	$1.82	$(0.07)	$(0.07)	$13.64	15.4%	$3,547	0.60%	1.34%	51%
2013	9.93	0.09		1.99	2.08	(0.12)	(0.12)	11.89	21.2	2,204	0.84	1.37	53
2012	7.83	0.09		2.12	2.21	(0.11)	(0.11)	9.93	28.5	4,377	0.96	1.34	41
2011	8.19	0.10		(0.39)	(0.29)	(0.07)	(0.07)	7.83	(3.6)	1,258	1.07	1.29	38
2010	7.73	0.06		0.49	0.55	(0.09)	(0.09)	8.19	7.1	1,043	0.81	1.31	52

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, 2012, 2011, and 2010 would have been 1.60% 1.56%, 1.52%, and 1.54% (Class AAA), 1.85%, 1.81%, 1.77%, and 1.79% (Class A), 2.35%, 2.31%, 2.27%, and 2.29% (Class C), and 1.35%, 1.31%, 1.27%, and 1.29% (Class I), respectively. For the year ended September 30, 2014, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense during the years ended September 30, 2014, 2013, 2012, 2011, and 2010. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Balanced Fund
Class AAA
2014	$12.76	$0.14	$1.07	$1.21	$(0.14)	$(0.92)	$(1.06)	$12.91	9.9%	$69,187	1.07%	1.29%	39%
2013	11.48	0.15	1.28	1.43	(0.15)	—	(0.15)	12.76	12.5	70,824	1.21	1.30	36
2012	9.86	0.16	1.62	1.78	(0.16)	—	(0.16)	11.48	18.2	78,999	1.47	1.30	34
2011	10.13	0.18	(0.27)	(0.09)	(0.18)	—	(0.18)	9.86	(1.0)	76,941	1.65	1.24	24
2010	9.65	0.14	0.49	0.63	(0.15)	—	(0.15)	10.13	6.5	106,782	1.45	1.26	33
Class A
2014	$12.82	$0.11	$1.07	$1.18	$(0.11)	$(0.92)	$(1.03)	$12.97	9.5%	$6,443	0.83%	1.54%	39%
2013	11.53	0.12	1.29	1.41	(0.12)	—	(0.12)	12.82	12.3	5,869	0.95	1.55	36
2012	9.90	0.13	1.64	1.77	(0.14)	—	(0.14)	11.53	17.9	5,121	1.21	1.55	34
2011	10.17	0.15	(0.26)	(0.11)	(0.16)	—	(0.16)	9.90	(1.2)	4,298	1.40	1.49	24
2010	9.69	0.12	0.48	0.60	(0.12)	—	(0.12)	10.17	6.2	5,136	1.20	1.51	33
Class C
2014	$12.95	$0.04	$1.09	$1.13	$(0.04)	$(0.92)	$(0.96)	$13.12	9.0%	$5,350	0.32%	2.04%	39%
2013	11.64	0.05	1.31	1.36	(0.05)	—	(0.05)	12.95	11.7	5,257	0.43	2.05	36
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.4	4,932	0.72	2.05	34
2011	10.26	0.10	(0.27)	(0.17)	(0.10)	—	(0.10)	9.99	(1.7)	4,318	0.90	1.99	24
2010	9.78	0.07	0.48	0.55	(0.07)	—	(0.07)	10.26	5.7	4,975	0.70	2.01	33
Class I
2014	$12.76	$0.17	$1.06	$1.23	$(0.17)	$(0.92)	$(1.09)	$12.90	10.0%	$2,438	1.35%	1.04%	39%
2013	11.48	0.18	1.28	1.46	(0.18)	—	(0.18)	12.76	12.8	1,060	1.44	1.05	36
2012	9.85	0.19	1.63	1.82	(0.19)	—	(0.19)	11.48	18.4	872	1.74	1.05	34
2011	10.12	0.21	(0.27)	(0.06)	(0.21)	—	(0.21)	9.85	(0.7)	1,834	1.92	0.99	24
2010	9.64	0.17	0.48	0.65	(0.17)	—	(0.17)	10.12	6.8	1,769	1.70	1.01	33

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2014, 2013, 2012, 2011, and 2010 would have been 1.27%, 1.28%, 1.27%, 1.22%, and 1.24% (Class AAA), 1.52%, 1.53%, 1.52%, 1.47%, and 1.49% (Class A), 2.02%, 2.03%, 2.02%, 1.97%, and 1.99% (Class C), and 1.02%, 1.03%, 1.02%, 0.97%, and 0.99% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements††	Operating Expenses Before Waivers/ Reimbursements†††	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2014	$11.68	$0.15	$(0.09)	$0.06	$(0.15)	—	$(0.15)	$11.59	0.5%	$5,174	1.29%	1.00%	1.38%	16%
2013	12.06	0.14	(0.36)	(0.22)	(0.15)	$(0.01)	(0.16)	11.68	(1.9)	8,737	1.21	1.00	1.36	20
2012	11.91	0.19	0.22	0.41	(0.19)	(0.07)	(0.26)	12.06	3.5	11,230	1.56	1.00	1.33	15
2011	11.90	0.29	0.03	0.32	(0.29)	(0.02)	(0.31)	11.91	2.7	16,959	2.45	1.00	1.39	16
2010	11.52	0.27	0.46	0.73	(0.27)	(0.08)	(0.35)	11.90	6.5	17,038	2.32	1.02	1.49	14
Class A
2014	$11.66	$0.14	$(0.08)	$0.06	$(0.14)	—	$(0.14)	$11.58	0.5%	$928	1.21%	1.10%	1.48%	16%
2013	12.04	0.13	(0.37)	(0.24)	(0.13)	$(0.01)	(0.14)	11.66	(2.0)	1,066	1.06	1.10	1.46	20
2012	11.91	0.18	0.20	0.38	(0.18)	(0.07)	(0.25)	12.04	3.1	1,365	1.46	1.10	1.43	15
2011	11.90	0.27	0.04	0.31	(0.28)	(0.02)	(0.30)	11.91	2.6	842	2.33	1.10	1.49	16
2010	11.51	0.26	0.47	0.73	(0.26)	(0.08)	(0.34)	11.90	6.4	487	2.23	1.12	1.59	14
Class C
2014	$11.09	$0.06	$(0.08)	$(0.02)	$(0.06)	—	$(0.06)	$11.01	(0.2)%	$503	0.55%	1.75%	2.13%	16%
2013	11.46	0.05	(0.36)	(0.31)	(0.05)	$(0.01)	(0.06)	11.09	(2.7)	803	0.43	1.75	2.11	20
2012	11.32	0.09	0.21	0.30	(0.09)	(0.07)	(0.16)	11.46	2.7	1,772	0.80	1.75	2.08	15
2011	11.32	0.17	0.04	0.21	(0.19)	(0.02)	(0.21)	11.32	1.9	2,234	1.51	1.75	2.14	16
2010	10.96	0.17	0.44	0.61	(0.17)	(0.08)	(0.25)	11.32	5.7	1,716	1.50	1.77	2.24	14
Class I
2014	$11.68	$0.18	$(0.08)	$0.10	$(0.18)	—	$(0.18)	$11.60	0.9%	$14,705	1.58%	0.75%	1.13%	16%
2013	12.06	0.17	(0.36)	(0.19)	(0.18)	$(0.01)	(0.19)	11.68	(1.6)	11,910	1.45	0.75	1.11	20
2012	11.92	0.22	0.21	0.43	(0.22)	(0.07)	(0.29)	12.06	3.6	9,326	1.82	0.75	1.08	15
2011	11.91	0.32	0.03	0.35	(0.32)	(0.02)	(0.34)	11.92	3.0	125	2.68	0.75	1.14	16
2010	11.52	0.30	0.47	0.77	(0.30)	(0.08)	(0.38)	11.91	6.8	125	2.58	0.77	1.24	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the year ended September 30, 2010 would have been 1.00% (Class AAA), 1.10% (Class A), 1.75% (Class C), and 0.75% (Class I), respectively. For the years ended September 30, 2014, 2013, 2012, and 2011, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the year ended September 30, 2010 would have been 1.47% (Class AAA), 1.57% (Class A), 2.22% (Class C), and 1.22% (Class I), respectively. For the years ended September 30, 2014, 2013, 2012, and 2011, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty Mites Fund (“Mighty Mites Fund”), TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (“Mid-Cap Equity Fund”), TETON Westwood Income Fund (“Income Fund”), TETON Westwood Equity Fund (“Equity Fund”), TETON Westwood Balanced Fund (“Balanced Fund”), and TETON Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with four classes of shares. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

—	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

—	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

—	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

—	Income Fund seeks to provide a high level of current income as well as long term capital appreciation.

—	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

—	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

—	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. The Trust’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities,

TETON Westwood Funds

Notes to Financial Statements (Continued)

including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including a Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/14
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Airlines	$4,435,000	$337,500	—	$4,772,500
Consumer Products	19,528,733	—	$31	19,528,764
Diversified Industrial	91,124,001	223,840	—	91,347,841
Financial Services	58,558,165	495,600	—	59,053,765
Health Care	93,870,059	—	28,640	93,898,699
Real Estate	16,662,354	—	203,063	16,865,417
Transportation	2,324,825	—	465	2,325,290
Other Industries(a)	644,178,130	—	—	644,178,130
Total Common Stocks	930,681,267	1,056,940	232,199	931,970,406
Preferred Stocks(a)	1,127,278	—	—	1,127,278
Convertible Preferred Stocks(a)	—	2,188,810	—	2,188,810
Rights(a)	186,000	—	452,000	638,000
Warrants(a)	31,099	—	0	31,099
Corporate Bonds(a)	—	40,281	106,090	146,371
U.S. Government Obligations	—	334,246,726	—	334,246,726
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$932,025,644	$337,532,757	$790,289	$1,270,348,690

SMALLCAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$40,299,657	—	—	$40,299,657
U.S. Government Obligations	—	$1,094,967	—	1,094,967
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$40,299,657	$1,094,967	—	$41,394,624

MID-CAP EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$4,669,169	—	—	$4,669,169
U.S. Government Obligations	—	$344,981	—	344,981
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,669,169	$344,981	—	$5,014,150

INCOME FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$8,504,550	—	—	$8,504,550
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$8,504,550	—	—	$8,504,550

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$66,747,745	—	—	$66,747,745
Short Term Investments	1,502,210	—	—	1,502,210
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$68,249,955	—	—	$68,249,955

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/14
BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$52,025,298	—	—	$52,025,298
Corporate Bonds(a)	—	$14,051,844	—	14,051,844
U.S. Government Agency Obligations	—	7,840,889	—	7,840,889
U.S. Government Obligations	—	5,662,974	—	5,662,974
Short Term Investments	4,262,082	—	—	4,262,082
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$56,287,380	$27,555,707	—	$83,843,087
INTERMEDIATE BOND FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds(a)	—	$9,199,974	—	$9,199,974
U.S. Government Agency Obligations	—	6,815,524	—	6,815,524
U.S. Government Obligations	—	3,756,842	—	3,756,842
Short Term Investments	$1,740,090	—	—	1,740,090
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,740,090	$19,772,340	—	$21,512,430

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Funds did not have material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2014. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2014 or September 30, 2013 for SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

The following table reconciles Level 3 investments for Mighty Mites Fund for which significant unobservable inputs were used to determine fair value:

MIGHTY MITES FUND	Balance as of 9/30/13	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/14	Net change in unrealized appreciation/ depreciation on Level 3 investments still held at 9/30/14†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$640	$—	$—	$27,997	$—	$—	$3	$—	$28,640	$27,997
Real Estate	983	—	—	421	201,659	—	—	—	203,063	421
Other Industries	24,256	—	(274)	(2,817)	—	—	31	(20,700)	496	—
Total Common Stocks	25,879	—	(274)	25,601	201,659	—	34	(20,700)	232,199	28,418
Rights	346,000	—	—	2,409	103,591	—	—	—	452,000	2,409
Warrants	0	—	—	0	—	—	—	—	0	0
Corporate Bonds	40,860	—	—	—	106,090	—	—	(40,860)	106,090	—
TOTAL INVESTMENTS IN SECURITIES	$412,739	$—	$(274)	$28,010	$411,340	$—	$34	$(61,560)	$790,289	$30,827

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014.

Description	Balance at 9/30/14	Valuation Technique	Unobservable Input	Range
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$28,640	Last Price	Discount Range	0%
Real Estate	203,063	Restructure Plan/Cash Flow Analysis	Discount Range	0%

Total Common Stocks	231,703

Rights	452,000	Last Price	Discount Range	0%
Corporate Bonds	106,090	Restructure Plan	Discount Range	0%
All Other Investments (a)	496

	$790,289

(a)	Includes fair valued securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser –to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse

TETON Westwood Funds

Notes to Financial Statements (Continued)

political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2014, both the Mighty Mites Fund’s and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1 basis point. For the year ended September 30, 2014, the Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. During the year ended September 30, 2014, the SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund held no investments in other investment companies.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to adjustments on the sale of securities no longer deemed passive foreign investment companies and reclassifications of

TETON Westwood Funds

Notes to Financial Statements (Continued)

distributions (Mighty Mites Fund), current year write-off of net operating loss (Mighty Mites Fund and SmallCap Equity Fund), disallowed offering expenses (Mid-Cap Equity Fund), and reclassifications of paydown loss (Intermediate Bond Fund). These reclassifications have no impact on the NAV of the Funds.

For the year ended September 30, 2014, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty Mites Fund	$7,605,099	$(3,161,573)	$(4,443,526)
SmallCap Equity Fund	153,863	—	(153,863)
Mid-Cap Equity Fund	10,975	(190)	(10,785)
Income Fund	(4,778)	238	4,540
Equity Fund	(648)	648	—
Balanced Fund	(407)	407	—
Intermediate Bond Fund	163	(163)	—

The tax character of distributions paid during the years ended September 30, 2014 and 2013 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Ordinary Income (inclusive of short term capital gains)	$1,522,516	$4,504,664	$—	$18,250	$1,460	$—	$151,596	$52,492
Net long term capital gains	64,620,529	10,376,781	—	—	5	—	—	—

Total distributions paid	$66,143,045	$14,881,445	$—	$18,250	$1,465	$—	$151,596	$52,492

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income (inclusive of short term capital gains)	$238,038	$662,905	$856,511	$1,008,348	$320,109	$316,469
Net long term capital gains	—	—	5,991,808	—	—	24,268

Total distributions paid	$238,038	$662,905	$6,848,319	$1,008,348	$320,109	$340,737

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	$—	$—	$37,639	$—	$189,835	$773,211	$608
Undistributed long term capital gain	23,955,794	1,896,343	15,777	—	6,321,139	5,205,708	—
Accumulated capital loss carryforward	—	—	—	(1,598,033)	—	—	(3,259)
Unrealized appreciation	271,896,772	7,921,483	252,192	2,099,106	12,658,084	12,212,098	650,576
Qualified late year loss deferral*	(10,591,777)	(113,892)	—	(9,419)	—	—	—
Other temporary differences**	—	—	—	—	—	—	(508)

Total accumulated earnings	$285,260,789	$9,703,934	$305,608	$491,654	$19,169,058	$18,191,017	$647,417

*	Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.
**	Other temporary differences are due to distributions payable.

At September 30, 2014, the below Funds had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally,

TETON Westwood Funds

Notes to Financial Statements (Continued)

post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2014:

Expiring in Fiscal Year	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
2017	$—	$—	$—	$ 31,941	$—	$—	$—
2018	—	—	—	1,503,326	—	—	—
2019	—	—	—	62,766	—	—	—
Short term with no expiration	—	—	—	—	—	—	3,259

Total capital loss carryforwards	$—	$—	$—	$1,598,033	$—	$—	$3,259

During the year ended September 30, 2014, the Small Cap Equity Fund, Income Fund, Equity Fund, and Intermediate Bond Fund utilized capital loss carryforwards of $916,852, $662,722, $5,066,097, and $1,680, respectively.

At September 30, 2014, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2014:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$998,451,151	$33,473,141	$4,761,958	$6,405,444	$55,591,871	$71,630,989	$20,861,854

Gross unrealized appreciation	$314,375,868	$10,369,041	$374,170	$2,301,126	$13,113,559	$12,598,971	$671,220
Gross unrealized depreciation	(42,478,329)	(2,447,558)	(121,978)	(202,020)	(455,475)	(386,873)	(20,644)

Net unrealized appreciation	$271,897,539	$ 7,921,483	$252,192	$2,099,106	$12,658,084	$12,212,098	$650,576

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Funds with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2014, the Mighty Mites Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $76,140.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangements continue at least until January 31, 2015. For the year ended September 30, 2014, the Adviser waived fees or reimbursed expenses in the amounts of $32,802, $92,134, $36,616, and $83,262 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that

TETON Westwood Funds

Notes to Financial Statements (Continued)

the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.50%, 1.50%, 2.00%, and 1.00%, respectively, and for Class A of 1.75%, 1.75%, 2.25%, and 1.10%, respectively, and for Class C of 2.25%, 2.25%, 2.75%, and 1.75%, respectively, and for Class I of 1.25%, 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2014, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2013, expiring September 30, 2015	For the year ended September 30, 2014, expiring September 30, 2016	Total
SmallCap Equity Fund	$50,965	$32,802	$83,767
Mid-Cap Equity Fund	45,488	92,134	137,622
Income Fund	44,065	36,616	80,681
Intermediate Bond Fund	87,322	83,262	170,584

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC, an affiliate. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As per the approval of the Board, the Mid-Cap Equity Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended September 30, 2014, the Fund paid or accrued $1,481 in payroll expenses in the Statement of Operations.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2014, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$247,976,361	$133,676,577	—	—
SmallCap Equity Fund	5,455,828	8,202,346	—	—
Mid-Cap Equity Fund	3,138,969	688,335
Income Fund	2,591,957	2,601,181	—	—
Equity Fund	35,881,172	48,568,746	—	—
Balanced Fund	27,711,926	36,713,753	$2,999,399	$1,000,000
Intermediate Bond Fund	1,763,363	1,086,819	1,370,908	2,600,000

6. Significant Shareholders. As of September 30, 2014, 61.2% of the Mid-Cap Equity Fund was beneficially owned by the Adviser and other affiliates, for which the affiliates and the Adviser have voting control, and 66.5% of the Intermediate Bond Fund and 8.6% of the SmallCap Equity Fund were beneficially owned by the Subadviser and other affiliates, for which the affiliates and the Subadviser have voting control.

TETON Westwood Funds

Notes to Financial Statements (Continued)

7. Transactions with Affiliates. During the year ended September 30, 2014, the Mighty Mites Fund and Income Fund paid brokerage commissions on security trades of $131,479 and $2,077, respectively, to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $183,025 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2014, the Mighty Mites Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2014 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund.

8. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were fully redeemed and closed on January 27, 2014 for the Mighty Mites Fund, Balanced Fund, and Intermediate Bond Fund.

The Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Class AAA
Shares sold	5,284,081	7,502,160	60,394	220,341	94,193	63,098	100,837	239,994
Shares issued upon reinvestment of distributions	1,177,716	381,989	—	—	19	—	9,695	4,627
Shares redeemed	(10,590,878)	(3,371,539)	(285,204)	(288,756)	(11,820)	—	(172,467)	(228,479)

Net increase/(decrease) in Class AAA Shares	(4,129,081)	4,512,610	(224,810)	(68,415)	82,392	63,098	(61,935)	16,142

Class A
Shares sold	2,923,626	2,614,975	35,414	38,137	44,298	17,957	5,624	52,518
Shares issued upon reinvestment of distributions	322,557	88,833	—	—	5	—	1,297	271
Shares redeemed	(1,426,681)	(1,148,097)	(62,842)	(156,259)	(2,985)	—	(8,173)	(10,411)

Net increase/(decrease) in Class A Shares	1,819,502	1,555,711	(27,428)	(118,122)	41,318	17,957	(1,252)	42,378

Class B*
Shares sold	124	—	—	—	—	—	—	—
Shares issued upon reinvestment of distributions	14	5	—	—	—	—	—	—
Shares redeemed	(287)	(70)	—	—	—	—	—	—

Net decrease in Class B Shares	(149)	(65)	—	—	—	—	—	—

Class C
Shares sold	3,628,556	2,786,543	13,065	21,567	13,765	7,114	15,461	22,728
Shares issued upon reinvestment of distributions	392,169	104,797	—	—	2	—	1,374	114
Shares redeemed	(1,304,569)	(1,056,009)	(34,427)	(148,837)	—	—	(30,784)	(60,184)

Net increase/(decrease) in Class C Shares	2,716,156	1,835,331	(21,362)	(127,270)	13,767	7,114	(13,949)	(37,342)

Class I
Shares sold	14,155,431	6,279,203	277,271	192,986	92,389	110,168	10,683	10,300
Shares issued upon reinvestment of distributions	432,965	130,100	—	381	109	—	464	171
Shares redeemed	(3,825,732)	(2,078,323)	(132,160)	(334,566)	—	—	(4,372)	(6,672)

Net increase/(decrease) in Class I Shares	10,762,664	4,330,980	145,111	(141,199)	92,498	110,168	6,775	3,799

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2014	2013	2014	2013	2014	2013
	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	128,429	292,231	452,969	492,830	81,083	102,467
Shares issued upon reinvestment of distributions	16,882	56,590	450,647	73,366	6,572	10,817
Shares redeemed	(1,143,844)	(1,970,199)	(1,093,801)	(1,897,920)	(389,550)	(296,417)

Net decrease in Class AAA Shares	(998,533)	(1,621,378)	(190,185)	(1,331,724)	(301,895)	(183,133)

Class A
Shares sold	21,284	20,145	156,771	90,076	20,155	108,199
Shares issued upon reinvestment of distributions	188	2,114	32,083	3,575	746	1,269
Shares redeemed	(51,900)	(73,053)	(150,088)	(79,773)	(32,150)	(131,358)

Net increase/(decrease) in Class A Shares	(30,428)	(50,794)	38,766	13,878	(11,249)	(21,890)

Class B*
Shares issued upon reinvestment of distributions	—	—	6	1	0 (a)	2
Shares redeemed	—	—	(85)	(522)	(441)	(1)

Net increase/(decrease) in Class B Shares	—	—	(79)	(521)	(441)	1

Class C
Shares sold	2,647	3,029	35,389	169,289	21,908	25,183
Shares issued upon reinvestment of distributions	—	152	27,183	1,562	298	624
Shares redeemed	(11,556)	(24,437)	(60,672)	(188,419)	(48,941)	(107,987)

Net increase/(decrease) in Class C Shares	(8,909)	(21,256)	1,900	(17,568)	(26,735)	(82,180)

Class I
Shares sold	147,696	25,901	267,169	16,870	526,597	431,571
Shares issued upon reinvestment of distributions	495	1,192	19,192	1,063	12,901	193
Shares redeemed	(73,527)	(282,527)	(180,484)	(10,837)	(291,093)	(185,355)

Net increase/(decrease) in Class I Shares	74,664	(255,434)	105,877	7,096	248,405	246,409

(a)	Amount represents less than 0.5 Shares.
*	Mighty Mites Fund, Balanced Fund, and Intermediate Bond Fund Class B Shares were fully redeemed and closed on January 27, 2014.

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the year ended September 30, 2014 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain	Market Value at September 30, 2014	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc., Cl. A	574,282	8,511	—	582,793	$104,459	—	$3,123,770	9.03%
Bel Fuse, Cl. A	112,300	20,047	—	132,347	30,524	—	3,119,419	6.08%
Burnham Holdings Inc., Cl. A	168,000	21,342	—	189,342	144,312	—	3,483,893	6.25%
Edgewater Technology Inc.	672,189	20,083	—	692,272	—	—	4,755,909	6.09%
General Chemical Group Inc.	267,226	—	—	267,226	—	—	5,345	8.59%
MOCON Inc.*	140,360	189,273	—	329,633	132,131	—	4,921,421	5.82%
Sevcon Inc.	391,235	76,329	(2,000)	465,564	—	$5,022	3,794,347	13.02%
SL Industries Inc.	263,788	12,094	(5,282)	270,600	—	137,624	13,210,692	6.53%
Strattec Security Corp.	188,796	12,500	(4,296)	197,000	90,097	302,265	16,025,950	5.51%
The L.S. Starrett Co., Cl. A	315,443	3,572	(315)	318,700	127,471	182	4,410,808	5.16%

Total					$628,994	$445,093	$56,851,554

*	Security was not affiliated at September 30, 2013.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The TETON Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, TETON Westwood Intermediate Bond Fund and TETON Westwood Mid-Cap Equity Fund (hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 28, 2014

2014 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Balanced Fund and Intermediate Bond Fund (collectively, the “Funds”) during the year ended September 30, 2014 which was derived from U.S. Treasury securities was 8.41% and 0.57%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2014. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of short term capital gains) totaling $0.032, $0.032, $0.032, and $0.032 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $64,620,529. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2014, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short term gain.

SmallCap Equity Fund – During the year ended September 30, 2014, the Fund paid no dividends to shareholders.

Mid-Cap Equity Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.003, $0.003, $0.003, and $0.010 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $5. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2014, 78.51% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 82.17% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 11.83% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 45.53% of the ordinary income distribution as qualified short term gain.

Income Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.204, $0.188, $0.171, and $0.226 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2014, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.06% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.042, $0.009 and $0.073 per share for Class AAA, Class A, and Class I Shares, respectively. For the year ended September 30, 2014, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.139, $0.105, $0.040, and $0.171 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $5,991,808. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2014, 56.83% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 61.68% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 64.13% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distribution as qualified short term gain.

Intermediate Bond Fund – During the year ended September 30, 2014, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.154, $0.142, $0.063, and $0.183 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. The Fund designates 89.74% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (BNY), to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadviser, that (i) the Adviser and Subadviser were able to retain quality personnel, (ii) the Adviser, Subadviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadviser’s resources were adequate, and (v) the Adviser and Subadviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and longstanding relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and, ten year average annual total return for the periods ended June 30, 2014, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, and five year periods and above the median for the ten year period; the Balanced Fund’s performance was below the median for the one year and five year periods and above the median for the three year and ten year periods; the SmallCap Equity Fund’s performance was above the median for the one year, five year, and ten year periods and below the median for the three year period; the Mighty Mites Fund’s performance was below the median for the one year and five year periods and above the median for the three year and ten year periods; the Income Fund’s performance was below the median for the one year, three year, and five year periods; the Mid-Cap Equity Fund’s performance was below the median for the one year period; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year and ten year periods. The Board also noted that the Income Fund had changed its investment objective in 2005 and therefore only had nine years of Peer Group performance data for comparison purposes. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadviser, the Board considered the Adviser’s and Subadviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Subadviser and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the Mid-Cap Equity Fund operated pursuant to an Expense Limitation Agreement with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse that Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Equity Fund, the SmallCap Equity Fund, and the Mighty Mites Fund were higher than average when compared with those of their Expense Peer Groups. The Board noted that with respect to the Balanced Fund, the advisory fee was lower than average and expense ratios were higher than average when compared with its Expense Peer Group. Finally, the Board noted that although the Intermediate Bond Fund’s, Mid-Cap Equity Fund’s, and Income Fund’s net advisory fees were lower than average, after considering their fee waivers, their expense ratios were higher than average when compared with their Expense Peer Groups. The Board also reviewed the fees charged by the Adviser and Subadviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Proforma Income Statements of the Adviser for the year ended December 31, 2013. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a proforma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there were to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadviser from their management of the Funds. The Board considered that the Adviser and Subadviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4] :

Anthony J. Colavita Trustee Age: 78	Since 1994	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 76	Since 1994	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Werner J. Roeder, MD Trustee Age: 74	Since 1994	23	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Trustee Age: 68	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (biotechnology) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)
OFFICERS:
Bruce N. Alpert President Age: 62	Since 1994	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc., 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Andrea R. Mango Secretary Age: 42	Since November 2013	—	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011	—

Agnes Mullady Treasurer Age: 56	Since 2006	—	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex	—

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	—	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	Trustees who are not interested persons are considered “Independent” Trustees.

TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees

ANTHONY J. COLAVITA	WERNER J. ROEDER, MD
President,	Medical Director,
Anthony J. Colavita, P.C.	Lawrence Hospital

JAMES P. CONN	SALVATORE J. ZIZZA
Former Chief Investment Officer,	Chairman,
Financial Security Assurance Holdings Ltd.	Zizza & Associates Corp.

Officers

BRUCE N. ALPERT	RICHARD J. WALZ
President	Chief Compliance Officer

ANDREA R. MANGO	AGNES MULLADY
Secretary	Treasurer

Investment Adviser

TETON Advisors, Inc.

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. The financial statements and investment portfolio are mailed separately from the commentaries. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ314AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $160,000 in 2013 and $164,800 in 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2013 and $0 in 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,080 in 2013 and $27,890 in 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A (c) 100% (d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $27,080 in 2013 and $27,890 in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/4/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/4/2014

*	Print the name and title of each signing officer under his or her signature.